                                                                    EXHIBIT 10.2



================================================================================



                          SALE AND SERVICING AGREEMENT
                          Dated as of February 1, 1997

                                     among


                     FIRSTPLUS HOME LOAN OWNER TRUST 1997-1
                                    (Issuer)


                        FIRSTPLUS INVESTMENT CORPORATION
                                    (Seller)


                           FIRSTPLUS FINANCIAL, INC.
                           (Transferor and Servicer)


                                      and

                        FIRST BANK NATIONAL ASSOCIATION
                    (Indenture Trustee and Co-Owner Trustee)




                     FIRSTPLUS HOME LOAN OWNER TRUST 1997-1
                       FIRSTPLUS ASSET BACKED SECURITIES
                                 SERIES 1997-1





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



                              TABLE OF CONTENTS

                                                                                                                     Page
                                                             ARTICLE I
                                                            DEFINITIONS

         Section 1.01     Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Addition Notice  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Affiliated Holder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Assignment of Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         Assumed Pool Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Available Collection Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Available Distribution Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Business Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Capitalized Interest Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Capitalized Interest Account Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Capitalized Interest Account Requirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Capitalized Interest Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Capitalized Interest Excess  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificate(s) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificate Distribution Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholder  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholders' Distributable Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholders' Interest Carry-Forward Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholders' Interest Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholders' Monthly Interest Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholders' Monthly Principal Distributable Amount . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Certificateholders' Principal Distributable Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Certificateholders' Principal Carry-Forward Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Certificate Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-1 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-2 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-3 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-4 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-5 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-6 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-7 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class A-8 Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class Pool Factor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         Class Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Closing Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Code . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Collection Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Completion Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Combination Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

         Credit Support Reduction Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Custodial Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Cut-Off Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         Debt Consolidation Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Defaulted Home Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Defective Home Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Deficiency Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Deleted Home Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Determination Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Distribution Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         DTC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Due Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Due Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Eligible Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Eligible Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Event of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Excess Overcollateralization Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Excess Reserve Account Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Excess Spread  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         Expected Loan Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         FDIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         FHLMC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         FICO Score . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Fidelity Bond  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         FNMA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Foreclosure Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Funding Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Guaranteed Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Guaranty Insurance Premium . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Guaranty Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         HUD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Home Improvement Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Home Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Home Loan File . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Home Loan Interest Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Home Loan Pool . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Home Loan Schedule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Indenture Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Indenture Trustee Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Indenture Trustee's Home Loan File . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Initial Overcollateralization Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Initial Home Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Initial Pool Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Insurance Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Insurance Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Insured Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

         Interest Distribution Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Interest Shortfall Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Liquidated Home Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Loan Sale Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Majority Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Monthly Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Moody's  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Mortgaged Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Mortgaged Property States  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Net Liquidation Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Net Loan Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Note(s)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Note Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Noteholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Noteholders' Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Noteholders' Interest Carry-Forward Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Noteholders' Interest Distributable Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Noteholders' Monthly Interest Distributable Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Noteholders' Monthly Principal Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Noteholders' Principal Distributable Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Noteholders' Principal Carry-Forward Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Note Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Obligor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Officer's Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Original Certificate Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Original Class Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Overcollateralization Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Overcollateralization Reduction Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Overcollateralization Stepdown Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Ownership Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Owner Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Owner Trustee Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Pass-Through Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Percentage Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Permitted Investments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Physical Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Pool Principal Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Post Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Preference Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Pre-Funded Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Pre-Funding Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Pre-Funding Account Deposit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Pre-Funding Account Weighted Average Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Pre-Funding Termination Distribution Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

         Principal Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         Principal Prepayment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Projected Interest Shortfall . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Prospectus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Prospectus Supplement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Purchase or Refinance Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Purchase Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Qualified Substitute Home Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Rating Agency or Rating Agencies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Regular Principal Distribution Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         Released Mortgaged Property Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Required Credit Support Multiple . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         Required Overcollateralization Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         Reserve Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Reserve Account Initial Deposit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Reserve Account Requirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Reserve Account Subsequent Deposit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Residual Interest: . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Reserve Account Withdrawal Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Responsible Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Security or Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Securities Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         Securities Insurer Commitment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Securities Insurer Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Securities Insurer Reimbursement Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Securityholder . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Seller . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Series or Series 1997-1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicer's Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicer's Home Loan Files . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicer's Monthly Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicing Advances . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicing Advance Reimbursement Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         Servicing Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Servicing Fee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Servicing Officer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Standard & Poor's  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subsequent Home Loan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subsequent Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subsequent Transfer Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subsequent Transfer Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subservicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subservicing Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Subservicing Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Substitution Adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

         Superior Lien  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Termination Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Transferor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Trust Account Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Trust Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Trust Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Trust Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Weighted Average Interest Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         Section 1.02     Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                                        ARTICLE II

                                               CONVEYANCE OF THE HOME LOANS

         Section 2.01     Conveyance of the Initial Home Loans. . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 2.02     Conveyance of the Subsequent Home Loans . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 2.03     Ownership and Possession of Home Loan Files . . . . . . . . . . . . . . . . . . . . . . . .  31
         Section 2.04     Books and Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 2.05     Delivery of Home Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 2.06     Acceptance by Indenture Trustee of the Home Loans; Certain Substitutions;
                          Initial Certification by Custodian  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

                                                       ARTICLE III

                                              REPRESENTATIONS AND WARRANTIES

         Section 3.01     Representations and Warranties of the Seller  . . . . . . . . . . . . . . . . . . . . . . .  37
         Section 3.02     Representations, Warranties and Covenants of the Servicer and Transferor  . . . . . . . . .  39
         Section 3.03     Individual Home Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  41
         Section 3.04     Subsequent Home Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         Section 3.05     Purchase and Substitution . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48

                                                        ARTICLE IV


                                    ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 4.01     Duties of the Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         Section 4.02     Liquidation of Home Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 4.03     Fidelity Bond; Errors and Omission Insurance  . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 4.04     Title, Management and Disposition of Foreclosure Property . . . . . . . . . . . . . . . . .  53
         Section 4.05     Access to Certain Documentation and Information Regarding the Home Loans  . . . . . . . . .  54


         Section 4.06     Superior Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.07     Subservicing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         Section 4.08     Successor Servicers.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                        ARTICLE V

                                             ESTABLISHMENT OF TRUST ACCOUNTS

         Section 5.01     Collection Account and Note Distribution Account  . . . . . . . . . . . . . . . . . . . . .  56
         Section 5.02     Claims Under Guaranty Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 5.03     Pre-Funding Account.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 5.04     Capitalized Interest Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 5.05     [Reserved]  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 5.06     Certificate Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 5.07     Reserve Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 5.08     Trust Accounts; Trust Account Property  . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 5.09     Allocation of Losses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

                                                        ARTICLE VI

                                   STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

         Section 6.01     Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         Section 6.02     Reports of Foreclosure and Abandonment of Mortgaged Property  . . . . . . . . . . . . . . .  73
         Section 6.03     Specification of Certain Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . .  74

                                                       ARTICLE VII

                                               GENERAL SERVICING PROCEDURE

         Section 7.01     Assumption Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 7.02     Satisfaction of Mortgages and Release of Home Loan Files  . . . . . . . . . . . . . . . . .  75
         Section 7.03     Servicing Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  76
         Section 7.04     Quarterly Statements as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . .  77
         Section 7.05     Annual Independent Public Accountants' Servicing Report . . . . . . . . . . . . . . . . . .  77
         Section 7.06     Right to Examine Servicer Records . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 7.07     Reports to the Indenture Trustee; Collection Account Statements . . . . . . . . . . . . . .  78

                                                       ARTICLE VIII

                                            REPORTS TO BE PROVIDED BY SERVICER

         Section 8.01     Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

                                                        ARTICLE IX

                                                       THE SERVICER

         Section 9.01     Indemnification; Third Party Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 9.02     Merger or Consolidation of the Servicer . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 9.03     Limitation on Liability of the Servicer and Others  . . . . . . . . . . . . . . . . . . . .  80
         Section 9.04     Servicer Not to Resign; Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 9.05     Relationship of Servicer to Issuer and the Indenture Trustee  . . . . . . . . . . . . . . .  81

                                                        ARTICLE X

                                                         DEFAULT

         Section 10.01    Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         Section 10.02    Indenture Trustee to Act; Appointment of Successor  . . . . . . . . . . . . . . . . . . . .  84
         Section 10.03    Waiver of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 10.04    Accounting Upon Termination of Servicer . . . . . . . . . . . . . . . . . . . . . . . . . .  85

                                                        ARTICLE XI

                                                       TERMINATION

         Section 11.01    Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         Section 11.02    Optional Termination by Affiliated Holder or the Securities Insurer . . . . . . . . . . . .  86
         Section 11.03    Notice of Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87

                                                       ARTICLE XII

                                                 MISCELLANEOUS PROVISIONS

         Section 12.01    Acts of Securityholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  87
         Section 12.02    Amendment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  88
         Section 12.03    Recordation of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 12.04    Duration of Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 12.05    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 12.06    Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
         Section 12.07    Severability of Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 12.08    No Partnership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 12.09    Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 12.10    Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
         Section 12.11    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 12.12    Actions of Securityholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 12.13    Reports to Rating Agencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         Section 12.14    Grant of Securityholder Rights to Securities Insurer  . . . . . . . . . . . . . . . . . . .  92
         Section 12.15    Third Party Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
         Section 12.16    Suspension and Termination of Securities Insurer's Rights . . . . . . . . . . . . . . . . .  92

         Section 12.17    Holders of the Residual Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93

                                   EXHIBITS


EXHIBIT A                 Home Loan Schedule
EXHIBIT B                 Form of Subsequent Transfer Agreement
EXHIBIT C                 Form of Subsequent Transfer Opinion

         This Sale and Servicing Agreement is entered into effective as of February 1, 1997, among FIRSTPLUS Home Loan Owner Trust 1997-1, a Delaware business trust (the "Issuer" or the "Trust"), FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, as Seller (the "Seller"), FIRSTPLUS FINANCIAL, INC., a Texas corporation ("FFI"), as Transferor (in such capacity, the "Transferor") and Servicer (in such capacity, the "Servicer") and First Bank National Association, a national banking association, as Indenture Trustee on behalf of the Noteholders (in such capacity, the "Indenture Trustee") and as Co-Owner Trustee on behalf of the Certificateholders (in such capacity, the "Co-Owner Trustee").

                             PRELIMINARY STATEMENT

         WHEREAS, the Issuer desires to purchase a pool of Home Loans which were originated or purchased by the Transferor and sold to the Seller in the ordinary course of business of the Transferor;

         WHEREAS, the Seller is willing to sell such Home Loans to the Issuer;
and

         WHEREAS, the Servicer is willing to service such Home Loans in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

         Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

         Addition Notice: With respect to the transfer of Subsequent Home Loans to the Trust pursuant to Section 2.02 of this Agreement, notice of the Seller's designation of Subsequent Home Loans to be sold to the Issuer and the aggregate Principal Balance of such Subsequent Home Loans as of the related Cut-Off Date, which shall be given to the Indenture Trustee and to the Securities Insurer not later than three Business Days prior to the related Subsequent Transfer Date.

         Affiliated Holder: FIRSTPLUS RESIDUAL HOLDINGS, INC., a Nevada corporation, as the holder of approximately 1% of the Percentage Interest of the Residual Interest and approximately 1% of the Original Certificate Principal Balance of the Certificates.

         Agreement: This Sale and Servicing Agreement and all amendments hereof and supplements hereto.

         Assignment of Mortgage: With respect to each Home Loan, an assignment, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 1

Property is located to reflect of record the sale of the related Home Loan to the Issuer for the benefit of the Securityholders and the Securities Insurer.

         Assumed Pool Principal Balance: On the Closing Date, the amount equal to the sum of the Initial Pool Principal Balance, plus the Pre-Funding Account Deposit, which amount is $600,000,000.

         Available Collection Amount: An amount equal to the sum of: (i) all amounts received on the Home Loans or required to be paid by the Servicer, the Transferor or the Seller during the related Due Period (exclusive of amounts not required to be deposited in the Collection Account and amounts permitted to be withdrawn by the Indenture Trustee from the Collection Account pursuant to
Section 5.01(d) of this Agreement) as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code; (ii) in the case of a Distribution Date relating to a Due Period that occurs prior to the end of the Funding Period, an amount from the Capitalized Interest Account sufficient to fund any shortfall in the Interest Distribution Amount attributable to the amounts in the Pre-Funding Account; (iii) in the case of the Pre-Funding Termination Distribution Date, amounts, if any, remaining in the Pre- Funding Account at the end of the Funding Period (net of reinvestment income, which shall be transferred to the Capitalized Interest Account); (iv) with respect to the final Distribution Date or an early redemption or termination of the Securities pursuant to Section 11.02, the Termination Price, and (v) any and all income or gain from investments in the Collection Account.

         Available Distribution Amount: The amount deposited in the Note Distribution Account pursuant to Section 5.01(b)(2).

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Securities Insurer and banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

         Capitalized Interest Account:   The account established pursuant to
Section 5.04, which account shall contain the Capitalized Interest Amount.

         Capitalized Interest Account Deposit:   An amount equal to $3,030,025.

         Capitalized Interest Account Requirement: On the Closing Date, the Capitalized Interest Account Requirement will equal the Capitalized Interest Account Deposit. Thereafter, as determined by the Servicer pursuant to Section
5.04 on any Business Day prior to May 27, 1997, the Capitalized Interest Account Requirement will equal the Projected Interest Shortfall.

         Capitalized Interest Amount: The amount on deposit in the Capitalized Interest Account as of any date of determination, after giving effect to (i) amounts to be transferred to the Note Distribution Account for distribution on the next Distribution Date pursuant to Section 5.04(a), (ii) amounts released to the holders of Residual Interest pursuant to Section 5.04(d), and (iii) any income and gain,






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 2 if any, on funds held in the Capitalized Interest Account and any income and gain, if any, transferred to the Capitalized Interest Account from funds held in the Pre-Funding Account pursuant to Section 5.03.

         Capitalized Interest Excess: As determined by the Servicer pursuant to
Section 5.04, the amount of excess funds on deposit in the Capitalized Interest Account; on any Business Day occurring prior to May 27, 1997, the Capitalized Interest Excess shall equal the greater of (i) zero and (ii) the Capitalized Interest Amount less the Capitalized Interest Account Requirement.

         Certificate(s): Any one or more Certificate(s) issued pursuant to the Trust Agreement.

         Certificate Distribution Account: The Account established and maintained pursuant to Section 5.06.

         Certificateholder:  A holder of any Certificate.

         Certificateholders' Distributable Amount: With respect to any Distribution Date, the sum of the Certificateholders' Principal Distributable Amount and the Certificateholders' Interest Distributable Amount.

         Certificateholders' Interest Carry-Forward Amount: With respect to any Distribution Date, the excess of the Certificateholders' Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Certificateholders' Interest Carry-Forward Amount on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date.

         Certificateholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carry-Forward Amount for such Distribution Date.

         Certificateholders' Monthly Interest Distributable Amount: With respect to any Distribution Date and the Certificates, thirty (30) days' accrued interest at the Pass Through Rate on the Certificate Principal Balance immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date), after giving effect to all payments allocable to the reduction of the Certificate Principal Balance made on or prior to the immediately preceding Distribution Date.

         Certificateholders' Monthly Principal Distributable Amount: With respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, zero; and with respect to any Distribution Date commencing on the Distribution Date on which the Notes are paid in full, the sum of (i) the Regular Principal Distribution Amount (less, on the Distribution Date on which the Notes are paid in full, any portion thereof payable on the Notes), plus (ii) for each Distribution Date for which the related Due Period occurred during the Funding Period and for each Distribution Date thereafter if the Overcollateralization Amount is less than the Required Overcollateralization Amount, the Excess Spread, if any.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 3

         Certificateholders' Principal Distributable Amount: With respect to any Distribution Date, the sum of the Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and the Certificateholders' Principal Carry-Forward Amount as of the close of the preceding Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Principal Balance. In addition, on the Final Scheduled Distribution Date, the principal required to be distributed to Certificateholders shall not be less than the amount that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Principal Balance to zero.

         Certificateholders' Principal Carry-Forward Amount: As of the close of any Distribution Date, the excess of the (A) Certificateholders' Monthly Principal Distributable Amount for such Distribution Date and any outstanding Certificateholders' Principal Carry-Forward Amount from the immediately preceding Distribution Date, over (B) the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

         Certificate Principal Balance:   As of any date of determination, the
Original Certificate Principal Balance of the Certificates reduced by all amounts previously distributed to the Certificateholders in reduction of the Certificate Principal Balance of the Certificates on all previous Distribution Dates pursuant Section 5.06 hereof.

         Class: With respect to the Notes, all Notes bearing the same class designation, and with respect to the Certificates, the Certificates.

         Class A-1 Note: Any Class A-1 Note in the form attached to the Indenture as Exhibit A-1.

         Class A-2 Note: Any Class A-2 Note in the form attached to the Indenture as Exhibit A-2.

         Class A-3 Note: Any Class A-3 Note in the form attached to the Indenture as Exhibit A-3.

         Class A-4 Note: Any Class A-4 Note in the form attached to the Indenture as Exhibit A-4.

         Class A-5 Note: Any Class A-5 Note in the form attached to the Indenture as Exhibit A-5.

         Class A-6 Note: Any Class A-6 Note in the form attached to the Indenture as Exhibit A-6.

         Class A-7 Note: Any Class A-7 Note in the form attached to the Indenture as Exhibit A-7.

         Class A-8 Note: Any Class A-8 Note in the form attached to the Indenture as Exhibit A-8.

         Class Pool Factor: With respect to each Class of Notes and as of any Determination Date, the Class Principal Balance of the respective Class of Notes divided by the Original Class Principal Balance of such Class. With respect to the Certificates and as of any Determination Date, the Certificate Principal Balance of the respective Certificates divided by the Original Certificate Principal Balance of the Certificates.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 4

         Class Principal Balance: With respect to each Class of Notes and as of any date of determination, the Original Class Principal Balance of each such Class reduced by all amounts previously distributed to Noteholders of such Class in reduction of the principal balance of such Class on all previous Distribution Dates pursuant to the applicable provisions of Section 8.2(c), of the Indenture providing for the distribution of principal to the Noteholders.

         Closing Date:  February 27, 1997.

         Code: The Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         Collection Account: The account established and maintained by the Servicer in accordance with Section 5.01.

         Completion Certificate: With respect to certain Home Improvement Loans, a certificate executed by the related Obligor wherein such Obligor states the related contractor or seller of the property improvement has completed to such Obligor's satisfaction the improvements for which the related Home Loan was obtained.

         Combination Loan: A loan, the proceeds of which were used by the Obligor in combination to finance property improvements and for debt consolidation or other purposes, and which are marketed by the Transferor as "BusterPlus(TM) Loans."

         Co-Owner Trustee: First Bank National Association, a national banking association, in its capacity as the Co- Owner Trustee under the Trust Agreement acting on behalf of the Certificateholders, or any successor co-owner trustee under the Trust Agreement.

         Credit Support Reduction Date: The Distribution Date occurring on the later of: (i) the thirty-sixth (36th) Distribution Date; or (ii) the Distribution Date on which the Pool Principal Balance is equal to or less than fifty percent (50%) of the aggregate Principal Balances as of the applicable Cut-Off Dates of all the Home Loans.

         Custodial Agreement: The custodial agreement dated February 1, 1997 by and among the Seller, FFI, as the Transferor and the Servicer, the Indenture Trustee, and Bank One, Texas, National Association, as the Custodian, and any subsequent custodial agreement, in similar form and substance, providing for the retention of the Home Loan Files by the Custodian on behalf of the Indenture Trustee.

         Custodian: Any custodian acceptable to the Securities Insurer and appointed by the Indenture Trustee pursuant to the Custodial Agreement, which shall not be affiliated with the Servicer, the Transferor, any Subservicer, or the Seller. Bank One, Texas, National Association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

         Cut-Off Date: With respect to the Initial Home Loans, the close of business on January 31, 1997 and with respect to each Subsequent Home Loan, the close of business on the date specified as such in the applicable Subsequent Transfer Agreement.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 5

         Debt Consolidation Loan: A loan, the proceeds of which were primarily used by the related Obligor for debt consolidation purposes or purposes other than to finance property improvements and which are marketed by the Transferor as "DebtBuster Loans".

         Debt Instrument: The note or other evidence of indebtedness evidencing the indebtedness of an Obligor under a Home Loan.

         Defaulted Home Loan: With respect to the calculation of the Required Credit Support Multiple, or the waiver or modification of a Home Loan pursuant to Section 4.01(c), during a Due Period, any Home Loan, including without limitation any Liquidated Home Loan, with respect to which any of the following occurs: (a) foreclosure or similar proceedings have been commenced; (b) any portion of a Monthly Payment becomes 180 days past due by the related Obligor; or (c) the Servicer or any Subservicer has determined in good faith and in accordance with customary servicing practices that such Home Loan is uncollectible; provided, further, that with respect to a Defaulted Home Loan that is repurchased or substituted pursuant to Section 3.05 or a Defaulted Home Loan that is modified, waived or varied pursuant to Section 4.01(c), such Defaulted Home Loan shall continue to be included in the calculation of the Required Credit Support Multiple.

         Defective Home Loan:  As defined in Section 3.05 hereof.

         Deficiency Amount: As of any Distribution Date, the amount by which the sum of the Interest Distribution Amount for the Notes and the Certificates and the Regular Principal Distribution Amount payable on the related Security on such Distribution Date exceeds the Available Collection Amount (less the Trust Fees and Expenses), plus all amounts on deposit in the Reserve Account in respect of the Securities.

         Delivery:  When used with respect to Trust Account Property means:

                 (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 6 securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                 (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                 (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

         Deleted Home Loan: A Home Loan replaced by or to be replaced by a Qualified Substitute Home Loan pursuant to Section 3.05 or 2.06(c) hereof.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 7

         Determination Date: The day of each month which is four (4) Business Days prior to the related Distribution Date.

         Distribution Date: The 10th day of any month or if such 10th day is not a Business Day, the first Business Day immediately following such day, commencing in March 1997.

         DTC:  The Depository Trust Company.

         Due Date: The day of the month on which the Monthly Payment is due from the Obligor on a Home Loan.

         Due Period: With respect to each Distribution Date, the calendar month immediately preceding the month in which such Distribution Date occurs with the first Due Period commencing on February 1, 1997.

         Eligible Account: At any time, an account which is any of the following: (i) an account maintained with a depository institution (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories, or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) an account or accounts the deposits in which are fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Indenture Trustee and the Issuer, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) an account that will not cause any Rating Agency to downgrade or withdraw its then-current rating(s) assigned to the Notes or the Certificates, as evidenced in writing by such Rating Agency. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to Standard & Poor's and Moody's.)

         Eligible Servicer: A Person who is qualified to act as Servicer of the Home Loans under applicable federal and state laws and regulations and who satisfies the criteria of Section 9.04(b) hereof.

         Event of Default:  As described in Section 10.01 hereof.

         Excess Overcollateralization Amount: As calculated with respect to any Distribution Date occurring after the Funding Period ends, the excess of, if any, (x) the Overcollateralization Amount on such Distribution Date over (y) the Required Overcollateralization Amount on such Distribution Date (after all distributions for such Distribution Date have been made but excluding any distributions of the Overcollateralization Reduction Amounts for such Distribution Date).

         Excess Reserve Account Amount:  As defined in Section 5.07(c).

         Excess Spread: With respect to any Distribution Date, as determined in accordance with Section 5.01(c) an amount equal to the portion, if any, of the Available Collection Amount for such






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 8

Distribution Date that remains after payment of (a) the Trust Fees and Expenses; (b) the Noteholders' Interest Distributable Amount; (c) the Regular Principal Distribution Amount; (d) the Certificateholders' Interest Distributable Amount; (e) the Securities Insurer Reimbursement Amount; and (f) the Servicing Advance Reimbursement Amount.

         Expected Loan Losses: As defined in Section 10.01(a)(vii).

         FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

         FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

         FICO Score: The credit evaluation scoring methodology developed by Fair, Issac and Company.

         Fidelity Bond:  As described in Section 4.03 hereof.

         FNMA: The Federal National Mortgage Association and any successor thereto.

         Foreclosure Property: Any real property or personal property securing a Home Loan that has been acquired by the Servicer through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Home Loan.

         Funding Period: The period beginning on the Closing Date and ending on the earlier of (a) the date on which the amount on deposit in the Pre-Funding Account is reduced to $25,000 or less and the Transferor directs that the Funding Period end, (b) the close of business on May 27, 1997 provided, however, that the Funding Period shall end upon the occurrence of an Event of Default hereunder.

         Guaranteed Payment:  With respect to the Guaranty Policy, the sum of
(i) as of any Distribution Date, any Deficiency Amount and (ii) any unpaid Preference Amount.

         Guaranty Insurance Premium: The premium, payable monthly, that is specified in the Commitment Letter issued by the Securities Insurer with respect to the Notes and the Certificates.

         Guaranty Policy. That certain guaranty insurance policy for the Securities, number 23232 dated February 27, 1997, and issued by the Securities Insurer to the Indenture Trustee and guaranteeing payment of any Guaranteed Payment.

         HUD: The United States Department of Housing and Urban Development and any successor thereto.

         Home Improvement Loan: A loan, the net proceeds of which were or will be used by the Obligor to finance property improvements.

         Home Loan: A Home Improvement Loan, Debt Consolidation Loan, Combination Loan, Purchase or Refinance Loan that is included in the Home Loan Pool. As applicable, a Home Loan






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 9 shall be deemed to refer to the related Debt Instrument, Mortgage, and any related Foreclosure Property.

         Home Loan File:  As defined in Section 2.05.

         Home Loan Interest Rate: The fixed annual rate of interest borne by a Debt Instrument, as shown on the related Home Loan Schedule as the same may be modified by the Servicer in accordance with Section 4.01(c) hereof.

         Home Loan Pool:  The pool of Initial Home Loans and Subsequent Home
Loans.

         Home Loan Schedule: The schedule of Initial Home Loans attached hereto as Exhibit A, as amended or supplemented from time to time, including any schedules of Subsequent Home Loans attached as exhibits to any Subsequent Transfer Agreement, such schedules identifying each Home Loan by address of the related Mortgaged Property, if any, and the name(s) of each Obligor and setting forth as to each Home Loan the following information: (i) the Principal Balance as of the applicable Cut-Off Date, (ii) the account number, (iii) the original principal amount, (iv) the Due Date, (v) the Home Loan Interest Rate,
(vi) the first date on which a Monthly Payment is due under the related Note,
(vii) the Monthly Payment, (viii) the maturity date of the related Debt Instrument, and (ix) the remaining number of months to maturity as of the applicable Cut-Off Date.

         Indenture: The Indenture, dated as of February 1, 1997, between the Issuer and the Indenture Trustee.

         Indenture Trustee: First Bank National Association, a national banking association, as Indenture Trustee under the Indenture and this Agreement acting on behalf of the Noteholders, or any successor indenture trustee under the Indenture or this Agreement.

         Indenture Trustee Fee: The annual fee payable to the Indenture Trustee, calculated and payable monthly on each Distribution Date, equal to the per annum percentage (as set forth in the Indenture Trustee Fee Agreement) the Pool Principal Balance as of the immediately preceding Determination Date, except with respect to the first Distribution Date such monthly amount shall be pro rated for the first Due Period.

         Indenture Trustee's Home Loan File:  As defined in Section 2.05(d).

         Initial Overcollateralization Amount:  Zero.

         Initial Home Loan: An individual Home Loan that is conveyed to the Issuer pursuant to this Agreement on the Closing Date, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom received after the January 31, 1997 Cut-off Date, the Initial Home Loans subject to this Agreement being identified on the Home Loan Schedule annexed hereto as Exhibit A.

         Initial Pool Principal Balance: $400,550,747.62, which is the Pool Principal Balance as of the January 31, 1997 Cut-Off Date.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 10

         Insurance Agreement: The Insurance and Indemnification Agreement, dated as of February 27, 1997, among the Securities Insurer, as Securities Insurer, the Transferor, as Servicer and Transferor, the Seller, as Seller, the Issuer, as Trust, the Affiliated Holder, as Affiliated Holder, RAC Financial Group, Inc., as Guarantor, and the Indenture Trustee, as Indenture Trustee and Co-Owner Trustee.

         Insurance Proceeds: With respect to any Home Loan, the proceeds paid to the Servicer by any insurer pursuant to any insurance policy covering a Home Loan, Mortgaged Property or Foreclosure Property or any other insurance policy that relates to a Home Loan, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than Guaranteed Payments and proceeds of any insurance policy that are to be applied to the restoration or repair of the Mortgaged Property or released to the Obligor in accordance with customary mortgage loan servicing procedures applicable to the respective loan type, including Home Improvement Loans, Debt Consolidation Loans and Combination Loans.

         Insured Securities: Each of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes and the Certificates.

         Interest Distribution Amount: On any Distribution Date, the sum of the Noteholders' Interest Distributable Amount for each Class of Notes and the Certificateholders' Interest Distributable Amount for such Distribution Date.

         Interest Shortfall: As to any Distribution Date prior to the end of the Funding Period, the amount of the shortfall in interest on the Securities arising as a result of the utilization of the Pre-Funding Account for the purchase by the Issuer of Subsequent Home Loans after the Closing Date. With respect to the March 1997 Distribution Date, the Interest Shortfall is equal to thirty (30) days' interest on the Pre-Funding Account Deposit computed at a per annum rate equal to the Weighted Average Interest Rate on the Closing Date. With respect to the April 1997 and May 1997 Distribution Dates, the Interest Shortfall will be equal to 30 days' interest on the average daily balance in the Pre- Funding Account (net of interest and investment earnings) during the related Due Period, computed at a per annum rate equal to the Weighted Average Interest Rate as of the immediately preceding Distribution Date (after distributions), provided that the use of the average daily balance is subject to the applicable Cut-Off Date being prior to the beginning of the related Due Period and with respect to the Subsequent Home Loans delivered during such related Due Period, the next Monthly Payment occurring during such related Due Period.

         Interest Shortfall Rate:  The per annum rate equal to 4.1544%.

         Interim Required Overcollateralization: means an amount equal to 4.0% of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans.

         Liquidated Home Loan: Any Home Loan or Foreclosure Property in respect of a Home Loan on which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to collect have been






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 11 recovered from or on account of such defaulted Home Loan or the related Foreclosure Property; provided that, in any event, such defaulted Home Loan or the related Foreclosure Property shall be deemed uncollectible and therefore deemed a Liquidated Home Loan upon the earlier of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer in accordance with customary servicing practices that no further amounts are collectible from the Home Loan and any related Mortgaged Property, or (c) the date on which any portion of a Monthly Payment on any Home Loan is in excess of 300 days past due.

         Liquidation Proceeds: With respect to a Liquidated Home Loan, any cash amounts received in connection with the liquidation of such Liquidated Home Loan, whether through trustee's sale, foreclosure sale or other disposition, and any other amounts required to be deposited in the Collection Account pursuant to Section 4.02 or 4.04, in each case other than Insurance Proceeds and Released Mortgaged Property Proceeds.

         Loan Sale Agreement: Individually or collectively, as the context in which this term is used may require, any or all of the following: (i) the loan sale agreement between the Transferor, as seller, and the Seller, as purchaser, pursuant to which the Seller has acquired any of the Home Loans; and (ii) each loan sale agreement entered into by the Transferor, as purchaser, pursuant to which the Transferor has acquired any of the Home Loans and which shall include all of the rights and benefits of the Transferor thereunder with respect to such Home Loans, subject to any limitations thereunder regarding assignment by the Transferor.

         Majority Securityholders: Subject to Section 12.14, (i) until such time as the sum of the Class Principal Balances of all Classes of Notes has been reduced to zero, the holder or holders of in excess of 50% of the Class Principal Balance of all Classes of Notes (accordingly, the holders of the Certificates shall be excluded from any rights or actions of the Majority Securityholders during such period); and (ii) thereafter, the holder or holders of in excess of 50% of the Certificate Principal Balance of the Certificates.

         Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by an Obligor on the related Home Loan, as set forth in the related Debt Instrument.

         Moody's: Moody's Investors Service, Inc. or any successor thereto.

         Mortgage: The mortgage, deed of trust or other security instrument creating a lien in accordance with applicable law on a Mortgaged Property to secure the Debt Instrument which evidences a Home Loan.

         Mortgaged Property: The property (real, personal or mixed) encumbered by the Mortgage which secures the Debt Instrument evidencing a Home Loan.

         Mortgaged Property States: Each state in which any Mortgaged Property securing an Initial Home Loan is located as set forth in the Home Loan Schedule, and any other state wherein a Mortgaged Property securing any Subsequent Home Loan may be located as set forth in the applicable Home Loan Schedule.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 12

         Net Liquidation Proceeds: Liquidation Proceeds net of any reimbursements to the Servicer made therefrom for any unreimbursed Servicing Advances made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Home Loan or Foreclosure Property pursuant to Sections 4.02 and 4.04 hereof.

         Net Loan Losses: On each Distribution Date, the sum of (A) with respect to the Home Loans that become Liquidated Home Loans during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to:

         (i) the aggregate uncollected Principal Balances of such Liquidated Home Loans as of the last day of such Due Period and without the application of any amounts included in clause
                 (ii) below, minus

         (ii) the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to such Liquidated Home Loans, including any subsequent Due Period, and including without limitation any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property Proceeds, any payments from the related Obligor and any payments made pursuant to Section 3.05 less the amount of any expenses incurred in connection with such recoveries; and

(B) with respect to any Defaulted Home Loan that is subject to a modification by the Servicer, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification provided, however, that for purposes of determining the Required Credit Support Multiple, all of the preceding references to "Liquidated Home Loans" shall be replaced with "Defaulted Home Loans".

         Note(s): One or more of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes or the Class A-8 Notes.

         Note Distribution Account: The account established and maintained pursuant to Section 5.01(a)(2).

         Noteholder:  A holder of a Note.

         Noteholders' Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Principal Distributable Amount for such Distribution Date and the Noteholders' Interest Distributable Amount for such Distribution Date.

         Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date, the excess of (A) the Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Noteholders' Interest Carry-Forward Amount on such preceding Distribution Date, over (B) the amount in respect of interest that is actually deposited in the Note Distribution Account on such preceding Distribution Date.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 13

         Noteholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Noteholders' Interest Carry-Forward Amount for such Distribution Date.

         Noteholders' Monthly Interest Distributable Amount: With respect to each Distribution Date and each Class of Notes, the aggregate amount of thirty
(30) days' accrued interest at the respective Interest Rate for such Class of Notes on the Class Principal Balance of such Class immediately preceding such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date) after giving effect to all payments of principal to the Noteholders of such Class on or prior to the immediately preceding Distribution Date.

         Noteholders' Monthly Principal Distributable Amount: With respect to each Distribution Date, the sum of (i) the Regular Principal Distribution Amount, plus (ii) for each Distribution Date for which the related Due Period ended during the Funding Period and for each Distribution Date thereafter if the Overcollateralization Amount is less than the Required Overcollateralization Amount, the Excess Spread, if any, plus (iii) if no event of default has occurred under the Indenture and the remaining amount in the Pre-Funding Account at the end of the Funding Period is less than or equal to $50,000, then such remaining amount.

         Noteholders' Principal Distributable Amount: With respect to any Distribution Date, the sum of the Noteholders' Monthly Principal Distributable Amount for such Distribution Date and the Noteholders' Principal Carry- Forward Amount as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes; and provided, further, that (i) the Noteholders' Principal Distributable Amount on the Class A-1 Final Scheduled Distribution Date shall not be less than the Amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-1 Notes to zero; (ii) the Noteholders' Principal Distributable Amount on the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-2 Notes to zero; (iii) the Noteholders' Principal Distributable Amount on the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-3 Notes to zero; (iv) the Noteholders' Principal Distributable Amount on the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-4 Notes to zero; (v) the Noteholders' Principal Distributable Amount on the Class A-5 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-5 Notes to zero; (vi) the Noteholders' Principal Distribution Amount on the Class A-6 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 14 reduce the outstanding Class Principal Balance of the Class A-6 Notes to zero;
(vii) the Noteholders' Principal Distributable Amount on the Class A-7 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-7 Notes to zero; and (viii) the Noteholders' Principal Distributable Amount on the Class A-8 Final Scheduled Distribution Date shall not be less than the amount that is necessary (after giving effect to other amounts to be deposited in the Note Distribution Account on such Distribution Date and allocable to principal) to reduce the outstanding Class Principal Balance of the Class A-8 Notes to zero.

         Noteholders' Principal Carry-Forward Amount: As of the close of any Distribution Date, the excess of (A) the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carry-Forward Amount from the preceding Distribution Date, over (B) the amount in respect of principal that is actually deposited in the Note Distribution Account.

         Note Interest Rate: With respect to each Class of Notes, the per annum rate of interest payable to the holders of such Class of Notes. The Note Interest Rate with respect to the Class A-1 Notes is equal to 6.05%; the Note Interest Rate with respect to the Class A-2 Notes is equal to 6.28%; the Note Interest Rate with respect to the Class A-3 Notes is equal to 6.45%; the Note Interest Rate with respect to the Class A-4 Notes is equal to 6.60%; the Note Interest Rate with respect to the Class A-5 Notes is equal to 6.70%; the Note Interest Rate with respect to the Class A-6 Notes is equal to 6.95%; the Note Interest Rate with respect to the Class A-7 Notes is equal to 7.16%; and the
Note Interest Rate with respect to the Class A-8 Notes is equal to 7.33%.

         Obligor: Each obligor on a Debt Instrument.

         Officer's Certificate: A certificate delivered to the Indenture Trustee or the Issuer signed by the President or a Vice President or an Assistant Vice President of the Seller, the Servicer or the Transferor, in each case, as required by this Agreement.

         Original Certificate Principal Balance:  $39,250,000.

         Original Class Principal Balance: In the case of the Class A-1 Notes, $139,980,000; in the case of the Class A-2 Notes, $64,680,000; in the case of the Class A-3 Notes, $65,160,000; in the case of the Class A-4 Notes, $49,750,000; in the case of the Class A-5 Notes, $49,170,000; in the case of the Class A-6 Notes, $93,110,000; in the case of the Class A-7 Notes, $61,330,000; and in the case of the Class A-8 Notes, $37,570,000.

         Overcollateralization Amount: As of each Determination Date after the Funding Period ends, the amount (exclusive of any distributions of Overcollateralization Reduction Amounts) equal to the excess of (A) the Pool Principal Balance over (B) the sum of the Class Principal Balances of the Notes and the Certificate Principal Balance of the Certificates.

         Overcollateralization Reduction Amount: With respect to any Distribution Date which is not an Overcollateralization Stepdown Date, zero; with respect to any Distribution Date which is an Overcollateralization Stepdown Date, the lesser of (x) the Excess Overcollateralization Amount on






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
such Distribution Date (after giving effect to all other distributions on such Distribution Date) and (y) the Regular Principal Distribution Amount (as determined without the deduction of the Overcollateralization Reduction Amount therefrom) on such Distribution Date.

         Overcollateralization Stepdown Date: Any Distribution Date with respect to which the Required Overcollateralization Amount is reduced.

         Ownership Interest: As to any Security, any ownership or security interest in such Security, including any interest in such Security as the holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

         Owner Trustee: Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

         Owner Trustee Fee: The annual fee of $2,500.00 payable to the Owner Trustee on the Distribution Date occurring in February each year during the term of this Agreement commencing in February 1997; provided that the initial Owner Trustee fee shall be paid on the Closing Date.

         Pass-Through Rate:  The per annum rate of 7.64%.

         Percentage Interest:  As defined in the Trust Agreement.

         Permitted Investments:  Each of  the following:

                 (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

                 (2)      a repurchase agreement that satisfies the following
         criteria and is acceptable to the Securities Insurer:   (1) must be
         between the Indenture Trustee and either (a) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency, or (b) banks rated in one of the two highest categories for long-term unsecured debt obligations by each Rating Agency; and (2) the written repurchase agreement must include the
         following:   (a) securities which are acceptable for the transfer and
         are either (I) direct U.S. governments obligations, or (II) obligations of a Federal agency that are backed by the full faith and credit of the U.S. government, or FNMA or FHLMC; (b) a term no greater than 60 days for any repurchase transaction; (c) the collateral must be delivered to the Indenture Trustee or a third party custodian acting as agent for the Indenture Trustee by appropriate book entries and confirmation statements, with a copy to the Securities Insurer, and must have been delivered before or simultaneous with payment (i.e., perfection by possession of certificated securities); and (d) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by the Indenture Trustee under the repurchase agreement and if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by the Indenture Trustee plus accrued interest






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 16

         (i.e. a margin call), then additional cash and/or acceptable securities must be transferred to the Indenture Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by the Indenture Trustee under such repurchase agreement;

                 (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state, including the Indenture Trustee; provided that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its two highest long-term rating categories;

                 (4) deposits, including deposits with the Indenture Trustee, which are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, as the case may be;

                 (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate affiliates of the Indenture Trustee, which at the date of acquisition is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

                 (6) debt obligations rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category (or those investments specified in (iii) above with depository institutions which have debt obligations rated by each Rating Agency in one of its two highest long-term rating categories);

                 (7) money market funds which are rated by each Rating Agency at the time at which the investment is made in its highest long-term rating category, any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

                 (8) any other demand, money market or time deposit obligation, security or investment as may be acceptable to each Rating Agency and the Securities Insurer at the time at which the investment is made;

provided that no instrument described in the foregoing subparagraphs shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 17

         Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to Standard & Poor's and Moody's.

         Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

         Physical Property:  As defined in the definition of "Delivery" above.

         Pool Principal Balance: The aggregate Principal Balances of the Home Loans (as applicable) as of any Determination Date or as of the applicable Cut-off Date.

         Post Liquidation Proceeds:  As defined in Section 4.02(b).

         Preference Amount: Any amount previously distributed to the holder of an Insured Security that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final, non-appealable order of a court having competent jurisdiction.

         Pre-Funded Amount: With respect to any Distribution Date, the amount then on deposit in the Pre-Funding Account as of the end of the related Due Period.

         Pre-Funding Account:   The account established and maintained pursuant
to Section 5.03.

         Pre-Funding Account Deposit: An amount equal to $199,449,252.38.

         Pre-Funding Account Weighted Average Balance: For purposes of computing the Projected Interest Shortfall, on any date of determination, with respect to the calculation of the weighted average balance of the amount on deposit on a daily basis in the Pre-Funding Account for the Due Period in which such date of determination occurs, (x) the total of (A) the sum of the actual amount on deposit in the Pre-Funding Account on each day in such Due Period prior to such date of determination plus (B) the product of (i) the amount on deposit in the Pre-Funding Account on such date of determination and (ii) the number of days remaining in such Due Period including the date of determination (but assuming a 30 day month), divided by (y) thirty (30) days.

         Pre-Funding Termination Distribution Date: The first Distribution Date following the Due Period in which the Funding Period ends.

         Principal Balance: With respect to any Home Loan or related Foreclosure Property, (i) at the applicable Cut- Off Date, the outstanding unpaid principal balance of the Home Loan as of such Cut-Off Date and (ii) with respect to any Due Period after such Cut-Off Date, the outstanding unpaid principal balance of the Home Loan as of the last day of such Due Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Liquidated Home Loan or a Defaulted Home Loan which relates to such Due Period), without giving






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
effect to amounts received in respect of such Home Loan or related Foreclosure Property after such day. Any Liquidated Home Loan shall have a Principal Balance of zero.

         Principal Prepayment: With respect to any Home Loan and with respect to any Due Period, any principal amount received on a Home Loan in excess of the scheduled principal amount included in the Monthly Payment due on the Due Date in such Due Period.

         Projected Interest Shortfall: In connection with the calculation of the Capitalized Interest Account Requirement pursuant to Section 5.04 as determined by the Servicer on any Business Day prior to May 27, 1997, the Projected Interest Shortfall shall be the amount equal to the sum of (A) with respect to the Due Period in which such date of determination occurs the Interest Shortfall Rate, multiplied by the Pre-Funding Account Weighted Average Balance, multiplied by the number of days in such Due Period, and divided by 360 days, plus (B) with respect to any Due Period thereafter ending on or before May 27, 1997, the Interest Shortfall Rate, multiplied by the balance in the Pre- Funding Account as of such date of determination, multiplied by the number of days in such Due Period thereafter ending on or before May 27, 1997, and divided by 360 days; assuming in the case of each Due Period other than the first Due Period, a 360-day year consisting of twelve 30-day months.

         Prospectus: The final Prospectus, dated as of February 21, 1997, as supplemented by the Prospectus Supplement.

         Prospectus Supplement: The Prospectus Supplement dated as of February 21, 1997, prepared by the Transferor and the Seller in connection with the issuance and sale of the Securities.

         Purchase or Refinance Loan: A loan, the net proceeds of which were used by the related Obligor to purchase or refinance single family residential property.

         Purchase Price:  As defined in Section 3.05 herein.

         Qualified Substitute Home Loan: A home loan or home loans substituted for a Deleted Home Loan pursuant to Section 2.06 or 3.05, which (i) has or have an interest rate or rates of not less than one percentage point and not more than one percentage point than the Home Loan Interest Rate for the Deleted Home Loan, (ii) matures or mature not more than one year later than and not more than one year earlier than the Deleted Home Loan, (iii) has or have a principal balance or principal balances (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Home Loan as of such date, (iv) has or have a lien priority no lower than the Deleted Home Loan, (v) has a borrower with a comparable credit grade classification to the credit grade classification of the borrower with respect to the Deleted Mortgage Loans, including a FICO Score that is no more than 10 points below that of such Deleted Home Loan; and (vi) complies or comply as of the date of substitution with each representation and warranty set forth in Section 3.03 and is not more than 29 days delinquent as of the date of substitution for such loan; and (vii) the related borrower has a FICO score at origination of not less than 677. For purposes of determining whether multiple mortgage loans proposed to be substituted for one or more Deleted Home Loans pursuant to Section 2.06 or 3.05 are in fact "Qualified Substitute Home Loans" as provided above, the criteria specified in clauses (i), (ii) and (iii) above






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 19 may be considered on an aggregate or weighted average basis, rather than on a loan -by-loan basis (e.g., so long as the weighted average Home Loan Interest Rate of any loans proposed to be substituted is not less than nor more than one percentage point different from the Home Loan Interest Rate for the designated Deleted Home Loan or Home Loans and the weighted average FICO score of any Qualified Substitute Home Loans cumulatively substituted is not less than 677, the requirements of clause (i) above would be deemed satisfied).

         Rating Agency or Rating Agencies: Either or both of (i) Standard & Poor's, or (ii) Moody's, provided that when the terms Rating Agency or Rating Agencies are used in reference to the Insured Securities, such terms shall mean one or both of Standard & Poor's or Moody's. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable person designated by the Issuer and approved by the Securities Insurer, notice of which designation shall have been given to the Indenture Trustee, the Securities Insurer, the Issuer and the Servicer.

         Ratings: The ratings initially assigned to the Notes and the Certificates by the Rating Agencies, as evidenced by letters from the Rating Agencies.

         Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

         Regular Principal Distribution Amount: On each Distribution Date, an amount equal to the lesser of:

         (A) the sum of the aggregate Class Principal Balance of the Notes and the Certificate Principal Balance of the Certificates immediately prior to such Distribution Date; and

         (B) the greater of (1) the sum of (i) each scheduled payment of principal collected by the Servicer in the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period, (iv) (a) that portion of the purchase price of any repurchased Home Loan which represents principal and (b) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date, (v) the amount of any Net Loan Losses for the preceding Due Period equal to the amount on deposit in the Reserve Account until such amount is reduced to zero, and (vi) if the Overcollateralization Amount is zero, the amount of any Net Loan Losses for the preceding Due Period minus the sum of (a) the amount included in clause (v) above for such Distribution Date and (b) the amount of Net Loan Losses for the preceding Due Period allocated to reduce the Overcollateralization Amount to zero on such Distribution Date pursuant to Section 5.09, and (2) the amount by which (i) the aggregate principal balance of the Securities as of the preceding Distribution Date (after giving effect to all payments of principal on such preceding Distribution Date) exceeds (ii) the Pool Principal Balance plus funds on deposit in the Pre-Funding Account, each as of the immediately preceding Determination Date; provided, however, that if such Distribution Date is an Overcollateralization Stepdown Date, then with respect to the distribution of principal to the Noteholders and Certificateholders the foregoing amount in






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
each case, will be reduced (but not less than zero) by the Overcollateralization Reduction Amount, if any, for such Distribution Date.

         Released Mortgaged Property Proceeds: Proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which in either case are not released to the Obligor in accordance with applicable law, customary second mortgage servicing procedures and this Agreement.

         Required Credit Support Multiple: On each Distribution Date, as of the related Determination Date the amount calculated as follows: [ (i) if less than 8.0% (by Principal Balance) of the Home Loans are more than 30 days delinquent, and if less than 5.5% (by Principal Balance) of the Home Loans are more than 60 days delinquent, and if less than 4.0% (by Principal Balance) of the Home Loans have become Defaulted Home Loans, then such amount will be 1.0; (ii) if less than 9.0% (by Principal Balance) of the Home Loans are more than 30 days delinquent, and if less than 6.5% (by Principal Balance) of the Home Loans are more than 60 days delinquent, and if less than 5.0% (by Principal Balance) of the Home Loans have become Defaulted Home Loans, then such amount will be 1.25;
(iii) if less than 12.0% (by Principal Balance) of the Home Loans are more than 30 days delinquent, and if less than 7.5% (by Principal Balance) of the Home Loans are more than 60 days delinquent, and if less than 6.0% (by Principal Balance) of the Home Loans have become Defaulted Home Loan, then such amount will be 1.5; (iv) if 12.0% or more (by Principal Balance) of the Home Loans are more than 30 days delinquent, or if 7.5% or more (by Principal Balance) of the Home Loans are more than 60 days delinquent, or if 6.0% or more (by Principal Balance) of the Home Loans have become Defaulted Home Loans then such amount will be 2.5; or (v) if 2.0% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the first anniversary of the January 31, 1997 Cut-Off Date, or if 5.0% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the second anniversary of the January 31, 1997 Cut-Off Date, or if 7.5% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the third anniversary of the January 31, 1997 Cut-Off Date, or if 10.0% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the fourth anniversary of the January 31, 1997 Cut-Off Date or if 12.0% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis on or prior to the fifth anniversary of the January 31, 1997 Cut-off Date and thereafter if 13.0% or more (based on Net Loan Losses) become Defaulted Home Loans on a cumulative basis, then such amount will be 2.5; provided, however, that such 2.5 multiple in clause (v) shall be reduced to an amount equal to 1.25, if the Home Loans (based on Net Loan Losses) that have become Defaulted Home Loans on a cumulative basis are determined to be less than the foregoing percentages of 2.0%, 5.0%, 7.5%, 10.0%, 12.0% and 13.0% during the relevant time periods in such clause (v) and if the rolling three month delinquency and default multiple in clauses (i) through (iv) results in an amount of either 1.0 or 1.25. Except with respect to the calculations on a cumulative basis in clause (v) and the proviso clause of the preceding sentence, the above delinquency percentages for clauses (i) through (iv) will be calculated as the average of the ratios for the immediately preceding three Due Periods based on the outstanding aggregate Principal Balances for all Home Loans which are 30 or 60 days or more delinquent, respectively, over the






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 21 outstanding aggregate Principal Balance for all Home Loans, and such default percentages will be calculated on an annualized basis as the average of the ratios for the immediately preceding three Due Periods where such ratio equals the quotient of (A) 12 times the aggregate Net Loan Losses for such Home Loans that became Defaulted Home Loans, over (B) the aggregate outstanding Principal Balance of such Home Loans as of the ending of the related Due Period. The cumulative default percentages for clause (v) and the proviso clause above shall be calculated after giving effect to any recovery of proceeds received by the Servicer with respect to such Defaulted Home Loans in accordance with the definition of Net Loan Losses; however, the calculations of the Principal Balance of the Defaulted Home Loans in clauses (i) through (iv) shall not give effect to any recovery of proceeds received by the Servicer with respect to such Defaulted Home Loans. Notwithstanding the preceding, the Securities Insurer, in its sole discretion and without the requirement of an amendment of this Agreement, may modify the preceding definition, upon written notice to each of the other parties hereto and the Rating Agencies, if: (1) subject to a sixty (60) day period after the last day of the Due Period in which the Funding Period ends, the Subsequent Home Loans violate or fail to conform or comply in all material respects with the conditions and requirements for delivery thereof as set forth herein and in the Securities Insurer Commitment; or (2) the Securities Insurer otherwise determines to adjust the preceding delinquency and default percentages in a manner that will result in a reduction of the Required Credit Support Multiple.

         Required Distribution Amount: As of any Distribution Date, the sum of the Interest Distribution Amount, the Regular Principal Distribution Amount, the Noteholders' Principal Carry-Forward Amount and Certificateholders' Principal Carry-Forward Amount, in each case, for such Distribution Date.

         Required Overcollateralization Amount: On each Distribution Date after the Funding Period ends, as of the related Determination Date the amount equal to the greater of (1) 1.0% of the sum of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans (the "Required OC Floor"), and (2) the product of (x) the Required Credit Support Multiple and
(y) 7.50% of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans; provided, however, that on each Distribution Date on or after the Credit Support Reduction Date on which the rolling three month delinquency and default multiple set forth in clause (i) of the definition of the Required Credit Support Multiple is equal to 1.0, as of the related Determination Date, the amount equal to the greater of (1) the Required OC Floor, and (2) the product of (x) the Required Credit Support Multiple and (y) the lesser of (A) 7.50% of the aggregate Principal Balances as of the applicable Cut-Off Dates of the Home Loans and (B) 15.00% of the aggregate outstanding Principal Balances of the Home Loans; provided further, however, that the Required Overcollateralization Amount shall not be reduced pursuant to the preceding proviso clause if the rolling three month delinquency and six month default multiple in clauses (i) through (iv) of the definition of Required Credit Support Multiple results in an amount greater than 1.0 and the cumulative default multiple in clause (v) and the proviso of such definition results in an amount greater than 1.25. Notwithstanding the preceding, the Securities Insurer, in its sole discretion and without the requirement of an amendment of this Agreement, may modify the preceding definition, upon written notice to each of the other parties hereto and the Rating Agencies, if: (1) subject to a sixty (60) day period after the last day of the Due Period in which the Funding Period ends, the Subsequent Home Loans violate or fail to conform or comply in all material respects with the conditions and requirements for delivery thereof as set forth herein and in the Securities Insurer






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 22

Commitment; or (2) the Securities Insurer otherwise determines to modify the definitions relating to the Required Overcollateralization Amount in a manner that will result in a reduction of the Required Overcollateralization Amount.

         Reserve Account: The account established and maintained by the Indenture Trustee pursuant to Section 5.07 hereof.

         Reserve Account Initial Deposit: On the Closing Date, an amount equal to 3.5% of the Initial Pool Principal Balance, which is $14,019,276.

         Reserve Account Requirement: On the Closing Date, the Reserve Account Initial Deposit, as subsequently adjusted for: (A) increases on Subsequent Transfer Dates pursuant to Section 5.07(b)(i); and (B) reductions on any Distribution Date occurring after the Funding Period ends if the Overcollateralization Amount exceeds the Interim Required Overcollateralization pursuant to Section 5.07(d).

         Reserve Account Subsequent Deposit: With respect to each Subsequent Transfer Date, an amount equal to 3.5% of the aggregate of the principal balances of the Subsequent Home Loans conveyed to the Trust on such Subsequent Transfer Date.

         Residual Interest: The interest which represents the right to the amount remaining, if any, after all prior distributions have been made under this Agreement, the Indenture and the Trust Agreement on each Distribution Date and certain other rights to receive amounts hereunder and under the Trust Agreement.

         Reserve Account Withdrawal Amount: With respect to any Distribution Date, an amount equal to the lesser of (i) the total amount on deposit in the Reserve Account or (if any) available for call or drawdown under the limited guaranty or letter of credit referred to in Section 5.07, and (ii) the excess of (A) the sum of the Trust Fees and Expenses and the Required Distribution Amount over (B) the Available Collection Amount.

         Responsible Officer: When used with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Issuer, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and this Agreement on behalf of the Issuer. When used with respect to the Seller, the Transferor, the Servicer, or the Custodian, the President or any Vice President, Assistant Vice President, or any Secretary or Assistant Secretary.

         Security or Securities: Any Notes or any Certificates, as applicable.

         Securities Insurer: MBIA Insurance Corporation, as issuer of the Guaranty Policy, and its successors and assigns.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 23

         Securities Insurer Commitment:  As defined in Section 3.04(a) hereof.

         Securities Insurer Default: The failure of the Securities Insurer to make payments under the Guaranty Policy, if such failure has not been remedied with ten (10) days of notice thereof, or the entry of an order or decree with respect to the Securities Insurer in any insolvency or bankruptcy proceedings which remain unstayed or undischarged for 90 days.

         Securities Insurer Reimbursement Amount: At any time, an amount owed to the Securities Insurer for any unreimbursed Guaranteed Payments made under the Guaranty Policy, together with interest thereon at the rate specified in the Insurance Agreement and any other amounts then owing to the Securities Insurer under the Insurance Agreement, which have not previously been reimbursed.

         Securityholder: A holder of a Note or Certificate, as applicable; provided that the exercise of any rights by such holder shall be subject to
Section 12.14.

         Seller: FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, and any successor thereto.

         Series or Series 1997-1: FIRSTPLUS Asset Backed Securities, Series 1997-1.

         Servicer: FFI, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

         Servicer's Fiscal Year: October 1st through September 30th of each year.

         Servicer's Home Loan Files: In respect of each Home Loan, all documents customarily included in the servicer's loan file for the related type of Home Loan in accordance with the servicing standard set forth in Section 4.01.

         Servicer's Monthly Statement:  As defined in Section 6.01.

         Servicing Advances: Subject to Section 4.01(b), all reasonable, customary and necessary "out of pocket" costs and expenses advanced or paid by the Servicer with respect to the Home Loans in accordance with the performance by the Servicer of its servicing obligations hereunder, including, but not limited to, the costs and expenses for (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments, (ii) any collection, enforcement or judicial proceedings, including without limitation foreclosures, collections and liquidations pursuant to Section 4.02, (iii) the conservation, management and sale or other disposition of an Foreclosure Property pursuant to Section 4.04, (iv) the preservation of the security for a Home Loan if any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien pursuant to Section 4.06; provided that such Servicing Advances are reimbursable to the Servicer to the extent provided in
Section 5.06(c)(vi) or deducted or retained in calculating Net Liquidation Proceeds hereunder.

         Servicing Advance Reimbursement Amount:  As defined in Section
5.01(c).






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 24

         Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Sections 7.01 and 7.03.

         Servicing Fee: As to each Home Loan (including any Home Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Home Loan), the fee payable monthly to the Servicer on each Distribution Date, which shall be the product of 0.75% (75 basis points) times the Principal Balance of such Home Loan as of the beginning of the immediately preceding Due Period, divided by 12. The Servicing Fee includes any servicing fees owed or payable to any Subservicer and any custodial fees owed or payable to the Custodian which fees shall be paid from the Servicing Fee.

         Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Home Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, to the Issuer and the Indenture Trustee, on behalf of the Securityholders and the Securities Insurer, as such list may from time to time be amended.

         Standard & Poor's: Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

         Subsequent Home Loan: An individual Home Loan that is conveyed to the Issuer and pledged to the Indenture Trustee on a Subsequent Transfer Date, pursuant to a Subsequent Transfer Agreement, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Subsequent Home Loans subject to this Agreement will be identified on a schedule attached as an exhibit to the related Subsequent Transfer Agreement.

         Subsequent Purchase Price: With respect to each Subsequent Transfer Date, as of the applicable Cut-Off Date, the Principal Balance of any Subsequent Home Loans to be conveyed to the Trust on such Subsequent Transfer Date.

         Subsequent Transfer Agreement: With respect to any Subsequent Home Loan, the agreement pursuant to which Subsequent Home Loans are transferred to the Trust by the Seller, substantially in the form of Exhibit C hereto.

         Subsequent Transfer Date: The date specified in each Subsequent Transfer Agreement, but no later than May 27, 1997.

         Subservicer: Any Person with whom the Servicer has entered into a Subservicing Agreement and who is an Eligible Servicer and who satisfies any requirements set forth in Section 4.07(a) in respect of the qualifications of a Subservicer.

         Subservicing Account: An account established by a Subservicer pursuant to a Subservicing Agreement, which account must be an Eligible Account.

         Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Home Loans as provided in Section 4.07(a),






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 25 copies of which shall be made available, along with any modifications thereto, to the Issuer, the Indenture Trustee and to the Securities Insurer.

         Substitution Adjustment: As to any date on which a substitution occurs pursuant to Sections 2.06 or 3.05, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Home Loans as of the date of substitution plus any accrued interest and unpaid thereon that is scheduled to be paid after the date of substitution and during the Due Period in which such substitution occurs, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Home Loans.

         Superior Lien: With respect to any Home Loan which is secured by other than a first priority lien, the mortgage(s) relating to the corresponding Mortgaged Property having a superior priority lien.

         Termination Price: As of any date of determination, an amount without duplication equal to the sum of (i) the aggregate Class Principal Balance of the Notes as of such date, (ii) the sum of any outstanding Noteholders' Interest Carry-Forward Amount and accrued and unpaid interest on the aggregate Class Principal Balance of the Notes as of such date, computed at the respective Note Interest Rates of the Notes then outstanding; (iii) the Certificate Principal Balance of the Certificates as of such date; (iv) the sum of any outstanding Certificateholders' Interest Carry-Forward Amount and accrued and unpaid interest on the Certificate Principal Balance of the Certificates as of such date, computed at the Pass-Through Rate of the Certificates; (v) any Securities Insurer Reimbursement Amount and (vi) any Trust Fees and Expenses owing as of such date.

         Transferor: FFI, in its capacity as the transferor hereunder.

         Trust:  The Issuer.

         Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in any Trust Account and all proceeds of the foregoing.

         Trust Accounts: The Note Distribution Account, the Certificate Distribution Account, the Collection Account, the Reserve Account, the Pre-Funding Account and the Capitalized Interest Account.

         Trust Agreement: The Trust Agreement dated as of February 1, 1997, among the Seller as Depositor, the Affiliated Holder, as the Company, the Co-Owner Trustee and the Owner Trustee.

         Trust Estate: The assets subject to this Agreement, the Trust Agreement and the Indenture and assigned to the Trust, which assets consist of:
(i) such Home Loans as from time to time are subject to this Agreement, including both the Initial Home Loans and any Subsequent Home Loans conveyed to the Trust Estate during the Funding Period as listed in the Home Loan Schedule, as the same may be amended or supplemented from time to time including the removal of Deleted Home Loans and the addition of Qualified Substitute Home Loans, together with the Servicer's Home






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 26

Loan Files and the Trustee's Home Loan Files relating thereto and all proceeds thereof, (ii) all payments received on or with respect to the Home Loans after the applicable Cut-off Dates, (iii) such assets as from time to time are identified as Foreclosure Property, (iv) such assets and funds as are from time to time deposited in the Collection Account, the Note Distribution Account, the Certificate Distribution Account, the Pre-Funding Account, the Capitalized Interest Account and the Reserve Account, including amounts on deposit in such accounts which are invested in Permitted Investments, (v) the Issuer's rights under all insurance policies with respect to the Home Loans and any Insurance Proceeds, (vi) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (vii) all right, title and interest of the Transferor in and to the obligations of any seller pursuant to each Loan Sale Agreement in which the Transferor acquired any Home Loans, (viii) all right, title and interest of the Seller in and to the obligations of the Transferor under that certain Loan Sale Agreement in which the Seller acquired any Home Loans from the Transferor, (ix) all right, title and interest of the Issuer, as purchaser, under each Subsequent Transfer Agreement, and (x) all right, title and interest of the Servicer and the Transferor in and to the rights and obligations of any Subservicer, pursuant to any Subservicing Agreement.

         Trust Fees and Expenses: As of each Distribution Date, an amount equal to the Servicing Compensation, Guaranty Insurance Premium, the Indenture Trustee Fee, and the Owner Trustee Fee.

         Weighted Average Interest Rate: As of any particular date of determination, the sum (expressed as a percentage) of:

                 (a) the product of (A) the Class Principal Balance of the Class A-1 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-1 Notes;

                 (b) the product of (A) the Class Principal Balance of the Class A-2 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-2 Notes;

                 (c) the product of (A) the Class Principal Balance of the Class A-3 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-3 Notes;

                 (d) the product of (A) the Class Principal Balance of the Class A-4 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-4 Notes;

                 (e) the product of (A) the Class Principal Balance of the Class A-5 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-5 Notes;






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 27

                 (f) the product of (A) the Class Principal Balance of the Class A-6 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-6 Notes;

                 (g) the product of (A) the Class Principal Balance of the Class A-7 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-7 Notes.

                 (h) the product of (A) the Class Principal Balance of the Class A-8 Notes divided by the sum of (x) the aggregate Class Principal Balances of the Notes plus (y) the Certificate Principal Balance of the Certificates, and (B) the Note Interest Rate for such Class A-8 Notes.

                 (i) the product of (A) the Certificate Principal Balance of the Certificates divided by the sum of (x) the aggregate Class Principal Balances of the Notes and (y) the Certificate Principal Balance of the Certificates, and (B) the Pass-Through Rate for the Certificates;

         Section 1.02     Other Definitional Provisions.

         (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture and the Trust Agreement.

         (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 28

         (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                          CONVEYANCE OF THE HOME LOANS

         Section 2.01     Conveyance of the Initial Home Loans.

         (a) As of the Closing Date, in consideration of the Issuer's delivery of the Notes, Certificates and Residual Interest Instruments to the Seller or its designee, upon the order of the Seller, the Seller, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to the Trust Estate. The foregoing sale, transfer, assignment, set over and conveyance does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller, the Transferor or any other person in connection with the Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

         (b) As of the Closing Date, the Issuer acknowledges the conveyance to it of the Trust Estate, including from the Seller all right, title and interest of the Seller in and to the Trust Estate, receipt of which is hereby acknowledged by the Issuer. Concurrently with such delivery and in exchange therefor, the Issuer has pledged to the Indenture Trustee the Trust Estate and the Indenture Trustee, pursuant to the written instructions of the Issuer, has executed and caused to be authenticated and delivered the Notes to the Seller or its designee, upon the order of the Issuer. In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Seller, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer) and caused to be authenticated and delivered the Certificates and the Residual Interest to the Seller or its designee, upon the order of the Seller.

         Section 2.02     Conveyance of the Subsequent Home Loans.

         (a) On or before the last day of the Funding Period, the Seller shall convey to the Issuer, and the Issuer shall purchase pursuant to this
Section 2.02 the lesser of (calculated by aggregate principal balance): (i) the Home Loans then in the possession of the Seller that satisfy the requirements of this Section 2.02 and (ii) the maximum number of Home Loans that satisfy the requirements of this Section 2.02, with respect to which the aggregate Subsequent Purchase Price does not exceed the Pre-Funding Account Deposit. Subject to the conditions set forth in this Section 2.02, in consideration of the Issuer's delivery on the related Subsequent Transfer Dates to the Seller or its designee, or upon the order of the Seller, of the Subsequent Purchase Price of the related Subsequent Home Loans from amounts on deposit in the Pre-Funding Account, the Seller shall, from time to time, on any Subsequent Transfer Date sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse, but subject to the other terms and provisions of this






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 29

Agreement, all of the right, title and interest of the Seller in and to each Subsequent Home Loan (including all interest and principal thereon received after the related Cut-Off Date) identified on the Home Loan Schedule attached to the related Subsequent Transfer Agreement and delivered by the Seller on such Subsequent Transfer Date and all items in the related Indenture Trustee's Home Loan File. The sale, transfer, assignment, set over and conveyance by the Seller of the Subsequent Home Loans to the Issuer does not and is not intended to result in a creation or an assumption by the Issuer of any obligation of the Seller, the Transferor or any other person in connection with the Subsequent Home Loans or under any agreement or instrument relating thereto except as specifically set forth herein.

         (b) If the Subsequent Purchase Price for the Subsequent Home Loans to be conveyed to the Trust on any Subsequent Transfer Date is less than the amount required to obtain the release of the interest of any third party (including any lienholder therein), then the Transferor or the Seller shall cause the delivery of immediately available funds equal to such insufficiency to the Issuer in escrow (which funds shall not be property of the Trust) and the Issuer, in turn, shall remit such immediately available funds, together with funds from the Pre-Funding Account equal to the Subsequent Purchase Price, to the third party designated by the Transferor or the Seller that is releasing its interest in such Subsequent Home Loans.

         On the related Subsequent Transfer Date, the Seller shall transfer to the Issuer the Subsequent Home Loans and the other property and rights related thereto described in (a) above only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

                 (i) (a) the Subsequent Home Loans to be conveyed on a given Subsequent Transfer Date must have an aggregate Principal Balance as of the related Cut-Off Date of not less than $5,000,000, except in the case of the final Subsequent Transfer Date when no minimum Principal Balance requirement shall be applicable and (b) no Subsequent Home Loan shall be more than 29 days delinquent as of the related Cut-off Date;

                 (ii) the Transferor and/or Seller shall provide the Issuer, the Indenture Trustee and the Securities Insurer with an Addition Notice and shall provide any information reasonably requested by the Issuer, the Indenture Trustee or the Securities Insurer with respect to the Subsequent Home Loans;

                 (iii) the Seller shall deliver to the Issuer, the Indenture Trustee and the Securities Insurer a duly executed Subsequent Transfer Agreement, including all exhibits listed therein;

                 (iv) the Servicer shall deposit in the Collection Account all collections in respect of the Subsequent Home Loans received on or after the related Cut-Off Date;

                 (v) the Transferor and the Seller shall certify to the Securities Insurer, the Indenture Trustee and the Issuer that, as of the Subsequent Transfer Date, the Transferor and the Seller, respectively, were not insolvent nor were they made insolvent by such transfer nor were they aware of any such pending insolvency;






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 30

                 (vi) the Transferor and the Seller shall certify that such addition of Subsequent Home Loans will not result in a material adverse tax consequence to the Issuer or the Securityholders;

                 (vii)    the Funding Period shall not have terminated; and

                 (viii) as at the related Subsequent Transfer Date the Transferor shall make the representations and warranties set forth in
         Section 3.02 and Section 3.04(a) hereof and shall reconfirm the accuracy of the representations and warranties set forth in Section
         3.03 hereof, including with respect to all Subsequent Home Loans.

                 (ix) as of the related Subsequent Transfer Date, the funds on deposit in the Prefunding Account equal or exceed the applicable Subsequent Transfer Price.

         (c) In addition, the Transferor and/or Seller will provide the Securities Insurer, the Indenture Trustee and the Issuer with data regarding all Subsequent Home Loans transferred to the Issuer on the related Subsequent Transfer Date, which data shall be delivered at least three Business Days prior to such Subsequent Transfer Date. No later than the end of the Funding Period, the following obligations shall have been satisfied with respect to all Subsequent Home Loans transferred to the Issuer on any Subsequent Transfer
Date:

                 (i) the Transferor and Seller shall have delivered to the Issuer, the Indenture Trustee and the Securities Insurer an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 2.02 and in the related Subsequent Transfer Agreements;

                 (ii) the Transferor and/or Seller shall have delivered to the Securities Insurer and the Indenture Trustee an opinion of counsel substantially in the form of Exhibit D hereto;

                 (iii) the Issuer shall pledge the Subsequent Mortgage Loans to the Indenture Trustee under the Indenture;

                 (iv) the Transferor and Seller shall make the representations and warranties set forth in Section 3.04(b) hereof; and

                 (v) the Securities Insurer shall deliver to the Seller, the Indenture Trustee and the Issuer a written notice confirming the Securities Insurer's consent and approval to the addition of all Subsequent Home Loans purchased by the Issuer on any Subsequent Transfer Date.

         (d)     [Reserved]

         Section 2.03 Ownership and Possession of Home Loan Files. Upon the issuance of the Securities, with respect to the Initial Home Loans, and upon payment of the related Subsequent Purchase Price, with respect to the Subsequent Home Loans, the ownership of each Debt Instrument, the related Mortgage and the contents of the related Servicer's Home Loan File and the Indenture






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 31

Trustee's Home Loan File shall be vested in the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer, although possession of the Servicer's Home Loan Files (other than items required to be maintained in the Indenture Trustee's Home Loan Files) on behalf of and for the benefit of the Securityholders and the Securities Insurer shall remain with the Servicer, and the Custodian shall take possession of the Indenture Trustee's Home Loan Files as contemplated in Section 2.06.

         Section 2.04 Books and Records. The sale of each Home Loan shall be reflected on the Seller's balance sheets and other financial statements as a sale of assets by the Seller under generally accepted accounting principles ("GAAP"). The Servicer shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Home Loan which shall be clearly marked to reflect the ownership of each Home Loan by the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer.

         Section 2.05     Delivery of Home Loan Documents.

         (a) With respect to each Initial Home Loan, on the Closing Date the Transferor and the Seller have delivered or caused to be delivered, and with respect to each Subsequent Home Loan, on the related Subsequent Transfer Dates, the Transferor and the Seller will deliver or will cause to be delivered, to the Custodian as the designated agent of the Indenture Trustee each of the following documents (collectively, the "Home Loan Files"):

                 (i) The original Debt Instrument, endorsed "PAY TO THE ORDER OF FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1, WITHOUT RECOURSE" and signed, by facsimile or manual signature, in the name of the Seller by a Responsible Officer thereof, together with all intervening endorsements that evidence a complete chain of title from the originator thereof to the Transferor; provided that any of the foregoing endorsements may be contained on an allonge which shall be firmly affixed to such Debt Instrument;

                 (ii) With respect to each Debt Instrument, either: (A) the original Mortgage, with evidence of recording thereon, (B) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Transferor or by the closing attorney, if the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (C) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost or has been retained by the public recording office;

                 (iii) With respect to each Debt Instrument, either (A) the original Assignment of Mortgage assigned to "FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1" and signed in the name of the Transferor by a Responsible Officer with evidence of recording thereon, (B) a copy of the Assignment of Mortgage, certified as a true copy by a Responsible Officer of the Transferor where the original has been transmitted for recording but has not, at the time of delivery of this Agreement, been returned or (C) a copy of the Assignment of Mortgage certified by the public recording office in those instances where the original recorded Assignment of Mortgage has been lost or has been retained by the public recording office (provided, however, that where the original Assignment of






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 32

         Mortgage is not being delivered to the Custodian, such Responsible Officer may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage relating thereto); provided that any such Assignments of Mortgage may be made by blanket assignments for Home Loans secured by Mortgaged Properties located in the same county, if permitted by applicable law; provided, however, that the recordation of such Assignment of Mortgage shall not be required in the States (i) in which a legal opinion is delivered to the Indenture Trustee and the Securities Insurer in accordance with subsection (c) below and (ii) that are approved by the Rating Agencies.

                 (iv) With respect to each Debt Instrument, either: (A) originals of all intervening assignments of the Mortgage, with evidence of recording thereon, (B) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Transferor or the closing attorney certifying that the copy is a true copy of the original of such intervening assignments or (C) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost or has been retained by the public recording office; provided that the chain of intervening recorded assignments shall not be required to match the chain of intervening endorsements of the Debt Instrument, so long as the chain of intervening recorded assignments, if applicable, evidences one or more assignments of the Mortgage from the original mortgage ultimately to the person who has executed the Assignment of Mortgage referred to in clause (iii) above; and

                 (v) Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Transferor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

         (b) The Seller agrees to deliver or cause to be delivered on or before the applicable Subsequent Transfer Date to the Custodian each of the documents identified in paragraphs (i) through (v) of subsection (a) above with respect to any Subsequent Home Loans.

         (c) With respect to each Home Loan, the Transferor shall, within five Business Days after the receipt thereof, and in any event, within nine (9) months of the Closing Date (in the case of the Initial Home Loans) or the related Subsequent Transfer Date (in the case of the Subsequent Home Loans), deliver or cause to be delivered to the Custodian: (i) the original recorded Mortgage in those instances where a copy thereof certified by the Transferor was delivered to the Custodian; (ii) the original recorded Assignment of Mortgage, except in the States in which a legal opinion is delivered to the Indenture Trustee and Securities Insurer as provided below and that are approved by the Rating Agencies; (iii) any original recorded intervening assignments of Mortgage in those instances where copies thereof certified by the Transferor were delivered to the Custodian; and (iv) the original recorded assumption and modification agreement in those instances in which a copy was delivered. Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage or, if applicable, the Assignment of






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
Mortgage, the intervening assignments of the Mortgage or the original recorded assumption and modification agreement after it has been recorded, or where any such original has been lost or destroyed, the Seller and Transferor shall be deemed to have satisfied their respective obligations hereunder upon delivery to the Custodian of a copy, as certified by the public recording office to be a true copy of the recorded original of such Mortgage or, if applicable, the Assignment of Mortgage, intervening assignments of Mortgage or assumption and modification agreement, respectively.

         With respect to each Home Loan in respect of which the Mortgaged Property is located in the States of Arizona, California, Colorado, Florida, Georgia, Maryland, Minnesota, Nevada, North Carolina, Ohio, South Carolina, Texas, Utah, Virginia or Washington the Transferor and the Seller shall have the right to deliver to the Indenture Trustee and the Securities Insurer a legal opinion for each State providing that the recordation of the Assignment of Mortgage in such State is not necessary to transfer the related Home Loans in respect of which the Mortgaged Property is located in such State, provided such legal opinion is in a form that is reasonably acceptable to the Indenture Trustee and the Securities Insurer and such legal opinion is delivered on or before March 31, 1997. Upon the delivery and acceptance by the Indenture Trustee and the Securities Insurer of the foregoing legal opinion for each such State and the approval of the Rating Agencies, the Transferor and the Seller shall not be required to record Assignments of Mortgages for the related Home Loans in respect of which the relevant Mortgaged Properties are located in such State and the delivery of the Assignments of Mortgages for such State to the Custodian in recordable form on the Closing Date or Subsequent Transfer Date, as applicable, shall constitute full compliance with subsection (a)(iii) above and the Transferor, in its capacity as Servicer, shall retain record title to such Mortgages on behalf of the Indenture Trustee and the holders of the Securities. If the foregoing legal opinion is not delivered and accepted by the Indenture Trustee and Securities Insurer and the Rating Agencies for any of the foregoing States, then the Assignments of Mortgage relating to any such State shall be recorded in accordance with the first sentence of this subsection (c). Notwithstanding the preceding provisions allowing for the non-recordation of Assignments of Mortgage in certain States, if an Event of Default occurs pursuant to clause (a)(vii) of Section 10.01 or the Transferor, as the Servicer, is terminated hereunder, then the Transferor, in its capacity as the Servicer or predecessor Servicer, shall be required in to record all Assignments of Mortgage in those States in which the Transferor had previously been allowed not to record such Assignments of Mortgage.

         (d) All Home Loan documents held by the Custodian on behalf of the Indenture Trustee are referred to herein as the "Indenture Trustee's Home Loan File." All recordings required pursuant to this Section 2.05 shall be accomplished by and at the expense of the Transferor.

        Section 2.06 Acceptance by Indenture Trustee of the Home Loans; Certain Substitutions; Initial Certification by Custodian.

         (a) The Indenture Trustee agrees to cause the Custodian to execute and deliver on the Closing Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Initial Home Loan, and the Indenture Trustee agrees to cause the Custodian to execute and deliver on any Subsequent Transfer Date an acknowledgment of receipt of the Indenture Trustee's Home Loan File for each Subsequent Home Loan. The Indenture Trustee declares that it will cause the Custodian to hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the Trust Estate and delivered to the Custodian in trust, upon and






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
subject to the conditions set forth herein for the benefit of the Securityholders and the Securities Insurer. The Indenture Trustee agrees, for the benefit of the Securityholders and the Securities Insurer, to cause the Custodian to review each Indenture Trustee's Home Loan File within 45 days after the Closing Date (or, with respect to any Qualified Substitute Home Loan or Subsequent Home Loan, within 45 days after the conveyance of the related Home Loan to the Trust) and to cause the Custodian to deliver to the Transferor, the Seller, the Indenture Trustee, the Issuer, the Securities Insurer and the Servicer a certification to the effect that, as to each Home Loan listed in the Home Loan Schedule and as to each Subsequent Home Loan Listed in a Subsequent Home Loan Schedule (other than any Home Loan paid in full or any Home Loan specifically identified in such certification as not covered by such certification), (i) all documents required to be delivered to the Indenture Trustee pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than as expressly permitted by Section 2.05(a)(ii) or 2.05(c)), (ii) all documents delivered by the Seller and the Transferor to the Custodian pursuant to Section 2.05 have been reviewed by the Custodian and have not been mutilated or damaged and appear regular on their face (handwritten additions, changes or corrections shall not constitute irregularities if initialed by the Obligor) and relate to such Home Loan, (iii) based on the examination of the Custodian on behalf of the Indenture Trustee, and only as to the foregoing documents, the information set forth on the Home Loan Schedule accurately reflects the information set forth in the Indenture Trustee's Home Loan File and (iv) each Debt Instrument has been endorsed as provided in Section 2.05. Neither the Issuer nor the Custodian shall be under any duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Indenture Trustee's Home Loan File should include any of the documents specified in Section 2.05(a)(v).

         (b) If the Custodian, during the process of reviewing the Indenture Trustee's Home Loan Files, finds any document constituting a part of a Indenture Trustee's Home Loan File which is not executed, has not been received, is unrelated to any Home Loan identified in the Home Loan Schedule, does not conform to the requirements of Section 2.05 or does not conform, in all material respects, to the description thereof as set forth in the Home Loan Schedule, then the Custodian shall promptly so notify the Transferor, the Servicer, the Indenture Trustee, the Issuer, the Securities Insurer and the Seller. In performing any such review, the Custodian may conclusively rely on the Seller and the Transferor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Custodian's review of the Indenture Trustee's Home Loan Files is limited solely to confirming that the documents listed in Section 2.05 have been received and further confirming that any and all documents delivered pursuant to Section
2.05 have been executed and relate to the Home Loans identified in the Home Loan Schedule and to the Subsequent Home Loans listed in the Subsequent Home Loan Schedule. Neither the Issuer nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. If a material defect in a document constituting part of a Indenture Trustee's Home Loan File is discovered, then the Seller and Transferor shall comply with the cure, substitution and repurchase provisions of Section 3.05 hereof.






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
         (c)      (1)      Subject to (3) below, each of the Seller and the
Transferor shall have the option during the first 90 days after the Closing Date, exercisable in its sole discretion, to remove a Home Loan (including a Home Loan for which the current Monthly Payment is not more than 30 days delinquent, but excluding a Home Loan which is a Defective Home Loan, a Defaulted Home Loan or a Home Loan for which the current Monthly Payment is more than 30 days past due) from the Trust and substitute therefor a Qualified Substitute Home Loan in the manner and subject to the conditions set forth in
Section 3.05 applicable to substitutions made by the Transferor, and subject to the conditions that the Seller and/or the Transferor (i) may only effect substitutions under this Section 2.06(c) (1) which, in the aggregate, amount to not more than 10% (as measured by the aggregate Principal Balance of the Deleted Home Loans) of the aggregate Cut-Off Date Principal Balances of the Home Loans; and in any event (ii) may only effect substitutions under this Section 2.06 (c)
(1) which exceed 5% of the aggregate Cut-Off Date Principal Balances of the Home Loans with Securities Insurer approval.

                  (2) Subject to (3) below, each of the Seller and the Transferor shall have the option following the expiration of 90 days from the Closing Date, exercisable in its sole discretion, to remove a Home Loan (including a Home Loan for which the current Monthly Payment is not more than 30 days delinquent, but excluding a Home Loan which is a Defective Home Loan, a Defaulted Home Loan or a Home Loan for which the current Monthly Payment is more than 30 days past due) from the Trust and substitute therefor a Qualified Substitute Home Loan in the manner and subject to the conditions set forth in
Section 3.05 applicable to substitutions made by the Transferor and subject to the condition that the Seller and/or the Transferor may only effect substitutions under this Section 2.06(c) (1) which, in the aggregate, amount to
(i) not more than 1.0% (as measured by the aggregate Principal Balance of the Deleted Home Loans) of the aggregate Cut-Off Date Principal Balances of the Home Loans without Securities Insurer approval, and (ii) more than 1.0% but not more than 10.0% (as measured by the aggregate Principal Balance of the Deleted Home Loans) of the aggregate Cut-Off Date Principal Balance of the Deleted Home Loans with Securities Insurer approval .

                  (3) No substitution referred to in (1) and (2) above shall be undertaken unless and until the Issuer and the Indenture Trustee shall have received written assurances from each Rating Agency that such substitution once effected would not result in the ratings assigned to any Class of the Securities being downgraded and an Officer's Certificate from the Transferor or the Seller, as applicable, stating that each Qualified Substitute Home Loan complies with the definition thereof and the substitution is not being effected for the primary purpose of recognizing gains or decreasing losses resulting from market value changes in the Deleted Home Loans and Qualified Substitute Home Loans included in such substitution; provided that with respect to any substitution under this Section 2.06(c) which, in the aggregate, amount exceeds 5.0% or more of the aggregate Cut-Off Date Principal Balances of the Home Loans, the Issuer, the Indenture Trustee and the Securities Insurer shall have received an opinion of counsel, which opinion of counsel shall be acceptable to the Securities Insurer and the Indenture Trustee, that such substitution once effected would not cause the Trust to become an "investment company" as defined under the Investment Company Act of 1940.

         (d) Upon receipt by the Issuer of a certification of a Servicing Officer to the effect that such substitution has occurred and that the Substitution Adjustment (if any) has been credited to the






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 36

Collection Account pursuant to Section 3.05 and remitted to the Indenture Trustee for deposit into the Note Distribution Account or the Certificate Distribution Account, as applicable, the Issuer shall (i) release (or cause the Custodian to release) to the Servicer for release to the Seller or the Transferor, as the case may be, the related Indenture Trustee's Home Loan File for each Deleted Home Loan and (ii) execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Deleted Home Loan to the Seller or the Transferor, as the case may be.

         (e) On the Distribution Date in December of each year commencing in 1997, the Issuer shall deliver (or cause the Custodian to deliver) to the Seller, the Securities Insurer, the Indenture Trustee and the Servicer a certification listing all Indenture Trustee's Home Loan Files held by the Custodian on behalf of the Issuer on such Distribution Date.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.01    Representations and Warranties of the Seller.

         The Seller hereby represents, warrants and covenants with and to the Issuer, the Indenture Trustee, the Servicer, the Securities Insurer and the Securityholders as of the Closing Date:

         (a) The Seller is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller and perform its obligations as Seller hereunder; the Seller has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Seller; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite action has been taken by the Seller to make this Agreement valid, binding and enforceable upon the Seller in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Seller makes no such representation or warranty) that are necessary in connection with the purchase and sale of the Securities and the execution and delivery by the Seller of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 37 therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Seller and the performance by the Seller of its obligations as Seller under this Agreement and such other documents to which it is a party;

         (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the Articles of Incorporation or Bylaws of the Seller, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Seller, or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its respective property is subject;

         (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of the Seller's knowledge, threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

         (f) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder;

         (g) As of the Closing Date, the Issuer will have good and marketable title to each Initial Home Loan and such other items comprising the corpus of the Trust free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance;

         (h) As of any Subsequent Transfer Date, the Issuer will have good and marketable title to each Subsequent Home Loan transferred on such date and such other items comprising the corpus of the Trust free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance; and






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 38

         (i) The transfer, assignment and conveyance of the Home Loans, the Debt Instruments and the Mortgages by the Seller pursuant to this Agreement or any Subsequent Transfer Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

         (j) The Seller shall provide each Rating Agency and the Securities Insurer with notice and a copy of any amendment to the Articles of Incorporation of the Seller promptly after the filing thereof.

         3.02 Representations, Warranties and Covenants of the Servicer and Transferor

                 The Servicer as such and in its capacity as the Transferor hereby represents, warrants and covenants with and to the Seller, the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders as of the Closing Date:

         (a) The Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer hereunder; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action of the Servicer; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

         (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty) that are necessary in connection with the execution and delivery by the Servicer of this Agreement and the other related documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and such other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such other documents to which it is a party;






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 39

         (c) The consummation of the transactions contemplated by this Agreement will not result in (i) the breach of any terms or provisions of the charter or by-laws of the Servicer, (ii) the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or (iii) the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

         (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

         (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Home Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

         (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder;

         (g) So long as FFI is the Servicer of the Home Loans hereunder, the Servicer's Home Loan Files will be maintained at 1250 Mockingbird Lane, Dallas, Texas 75247-4902, or, if FFI is no longer the Servicer hereunder or if FFI changes the location of the Servicer's Home Loan Files, the Servicer's Home Loan Files shall be maintained at such address as may be indicated on an Officer's Certificate executed by a Servicing Officer and delivered to the Issuer, the Indenture Trustee, the Securities Insurer and the Seller;

         (h) The Servicer shall not solicit any refinancing of any of the Home Loans; provided, that this covenant shall not prevent or restrict either
(1) the Servicer from making general solicitations, by mail, advertisement or otherwise of the general public or persons on a targeted list, so long as the list was not generated from the Home Loan Schedule or (2) any refinancing in connection with an Obligor's unsolicited request for refinancing; and

         (i) The Servicer shall not sell, transfer, assign or otherwise dispose of a customer or similar list comprised of the names of the Obligors under the Home Loans to any third party.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 40

         Section 3.03 Individual Home Loans. The Transferor hereby represents and warrants to the Seller, the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders, with respect to each Initial Home Loan, as of the Closing Date and, with respect to each Subsequent Home Loan, as of the related Subsequent Transfer Date:

         (a) Home Loan Information. The information with respect to each Home Loan set forth in the Home Loan Schedule is true and correct in all material respects as of the applicable Cut-Off Date.

         (b) Delivery of Home Loan Documents. All of the original or certified documentation required to be delivered to the Indenture Trustee or to the Custodian on or prior to the Closing Date or the Subsequent Transfer Date, as applicable, or as otherwise provided in this Agreement has or will be so delivered.

         (c) Payments Current. As of the applicable Cut-off Date, no more than 0.15% (by aggregate Cut-off Date Principal Balance) of the Initial Home Loans are more than 30 days but not more than 60 days delinquent, based on the terms under which the related Mortgages and Debt Instruments have been made and none of the Home Loans are more than 60 days delinquent. The Transferor has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the related Obligor, directly or indirectly, for the payment of any amount required by any Home Loan.

         (d) No Waiver or Modification. The terms of each Debt Instrument and Mortgage, have not been impaired, waived, altered or modified in any respect, except by written instruments reflected in the Indenture Trustee's Home Loan File and no provision of any Mortgage or Debt Instrument has been "whited out" or erased unless such modification has been initialed by each of the parties to the related Home Loan. No instrument of waiver, alteration, modification or assumption has been executed except for the instruments that are part of the Indenture Trustee's Home Loan File and the terms of which are reflected in the Indenture Trustee's Home Loan File.

         (e) No Defenses. No Debt Instrument or Mortgage is subject to any claim, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of any Debt Instrument or Mortgage or the exercise of any right thereunder, render such Debt Instrument or Mortgage unenforceable, in whole or in part, or subject to any claim, right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted in any proceeding or was asserted in any state or federal bankruptcy or insolvency proceeding at the time the related Home Loan was originated.

         (f) Compliance with Laws; Relief Act Matters. Any and all requirements of any federal, state or local law applicable to each Home Loan have been complied with including, without limitation, all licensing, real estate settlement procedures act, consumer, usury, truth-in-lending, consumer credit protection, equal credit opportunity or disclosure laws applicable to each Home Loan; each Home Loan was originated in compliance with all applicable laws and no fraud or misrepresentation was committed by any Person in connection therewith. No Obligor has notified






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 41 the Transferor, and no relief has been requested or allowed to an Obligor under the Soldiers' and Sailors' Civil Relief Act of 1940.

         (g) No Satisfaction or Release of Lien. No Mortgage has been satisfied, canceled, subordinated or rescinded, in whole or in part. No Mortgaged Property has been released from the lien of the related Mortgage in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission, other than the subordination of the lien of such Mortgage securing a Home Loan with respect to a Superior Lien on such Mortgaged Property in connection with the refinancing of the mortgage loan relating to such Superior Lien.

         (h) Valid Lien. With respect to each Debt Instrument, the related Mortgage is or creates a valid, subsisting and enforceable lien on the related Mortgaged Property, including, in the case of a Mortgage securing a Home Improvement Loan, the land and all buildings on the related Mortgaged Property.

         (i) Validity of Home Loan Documents; Entire Agreement. Each Debt Instrument and each Mortgage is genuine and each is the legal, valid and binding obligation of the Obligor thereof, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights in general and by general principles of equity. All parties to each Debt Instrument and each Mortgage had legal capacity at the time to enter into the related Home Loan and to execute and deliver such Debt Instrument and Mortgage, and such Debt Instrument and Mortgage have been duly and properly executed by such parties. The Debt Instrument and the Mortgage contain the entire agreement between the related Obligor and the lender and all obligations of the lender under the related Home Loan, and no other agreement defines, modifies, or expands the obligations of the lender under the Home Loan, except for any assumptions or modifications included in the Indenture Trustee's Home Loan File pursuant to Section 2.05(a)(v) or referred to in Section 3.03(m).

         (j) Full Disbursement of Proceeds. As of the applicable Cut-Off Date, the proceeds of each Home Loan have been fully disbursed and there is no requirement for future advances thereunder, all costs, fees and expenses incurred in making or closing each Home Loan and the recording of the Mortgage were disbursed, the Obligor is not entitled to any refund of any amounts paid or due under the Debt Instrument or any related Mortgage and any and all requirements set forth in the related Home Loan documents have been complied with.

         (k) Ownership. Immediately prior to the conveyance thereof to the Seller, the Transferor had good and marketable title to each Home Loan, Debt Instrument and Mortgage, the Transferor was the sole owner thereof and had full right to sell each Home Loan, Debt Instrument and Mortgage to the Seller; and upon the conveyance thereof by the Transferor to the Seller, the Seller became the sole owner of each Home Loan, Debt Instrument and Mortgage free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest.

         (l) Ownership of Mortgaged Property. With respect to each Home Loan, the related Servicer's Home Loan File contains a title document reflecting that title to the related Mortgaged Property is held at least 50% by the Obligor under such Home Loan.






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
         (m) No Defaults. Except with respect to any delinquent scheduled payment set forth in subsection (c) above, there is no default, breach, violation or event of acceleration existing under any Mortgage or any Debt Instrument and, to the best of the Transferor's knowledge, there is no event which, with the passage of time or with notice and/or the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration and neither the Transferor nor its predecessors have waived any such default, breach, violation or event of acceleration, except as set forth in an instrument of waiver, alteration, modification or assumption that is included in the Indenture Trustee's Home Loan File.

         (n) Consent and Delinquency of Superior Lien. No obligation secured by a Superior Lien was more than 30 days past due at the time of origination of the related Home Loan. With respect to each Home Loan that is not a first mortgage loan, either (i) no consent for the Home Loan is required by the holder of the related prior lien or (ii) such consent has been obtained and has been delivered to the Indenture Trustee.

         (o) No Condemnation or Damage; Good Repair. To the best of the Transferor's knowledge, the physical condition of each Mortgaged Property has not deteriorated since the date of origination of the related Home Loan (normal wear and tear excepted) and there is no proceeding pending for the total or partial condemnation of any Mortgaged Property. To the best of the Transferor's knowledge, the related Mortgaged Property described in each Mortgage is free of damage and in good repair or will be free of damage and in good repair following the completion of any improvements or repairs to be financed by the related Home Loan.

         (p) Environmental Compliance. To the best of the Transferor's knowledge, the Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

         (q) Mortgage Remedies Adequate. Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
(ii) otherwise, by judicial foreclosure.

         (r) Remedies Against Originators. In the event that any Home Loan was originated by an entity (such entity, the "Originator") other than the Transferor and to the extent that the Transferor has failed to fulfill or is not capable of fulfilling its obligations to cure, substitute or repurchase such Home Loan as required hereunder, then the Securities Insurer or the Indenture Trustee on behalf of the Securityholders may enforce any remedies for breach of representations and warranties made by the Originator with respect to such Home Loan.

         (s) Security. No Debt Instrument is, or has been, secured by any collateral except the lien of the related Mortgage.

         (t) Deed of Trust. If a Mortgage for a Home Loan constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves as such and is named in such Mortgage, or a valid substitution of trustee has been recorded






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 43 or may be recorded and no extraordinary fees or expenses are, or will become, payable by the Transferor to the trustee under the deed of trust, except in connection with default proceedings and a trustee's sale after default by the related Obligor.

         (u) Completion of Improvements. With respect to all Home Improvement Loans and Combination Loans that have been originated through a home improvement contractor, all improvements to be made to each Mortgaged Property with the proceeds of the related Home Loan have been completed. All obligations of a seller or contractor under all Debt Consolidation Loans, Purchase or Refinance Loans and Combination Loans have been completed in accordance with the terms thereof as of the Closing Date, and no additional goods or services will be, or are required to be provided by such seller or contractor after the Closing Date.

         (v) Inspections of Improvements; and No Encroachment. To the best of the Transferor's knowledge, all required inspections, licenses and certificates with respect to the improvements and the use and occupancy of all occupied portions of all Mortgaged Property have been made, obtained or issued as applicable. To the best of the Transferor's knowledge, all improvements which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restrictions lines of the related property and no improvements on adjoining properties encroach upon such property and no improvement located on or being a part of such property is in violation of any applicable zoning laws or regulation.

         (w) Flood Insurance. If required by federal or state law, each Mortgaged Property is covered by flood insurance with a standard mortgagee clause and extended coverage in an amount which is not less than the value of such Mortgaged Property. All such insurance policies meet the requirements of the current guidelines of the Federal Insurance Administration, conform to the requirements of the FNMA Sellers' Guide and the FNMA Servicers' Guide, and are of standard type and quality for the locale where the related Mortgaged Property is located. All acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any such insurance policies have been performed including, without limitation, any necessary notifications of insurers and assignments of policies or interests therein.

         (x) Underwriting Origination and Servicing Practices. Each Home Loan has been underwritten by the originator thereof in accordance with such originator's then current underwriting guidelines. The origination practices used by each originator of the Home Loans and the servicing and collection practices used by the Transferor with respect to each Home Loan have been in all material respects legal, proper, prudent and customary with respect to the loan origination and servicing business as applicable to the respective loan type. To the best of the Transferor's knowledge, no fraud or misrepresentation was committed by any Person in connection with the origination or servicing of each Home Loan.

         (y) Selection Criteria; No Bulk Transfer. The Home Loans were not selected by the Transferor for sale to the Seller or the Issuer on any basis intended to adversely affect the Seller or the Issuer. The sale, transfer, assignment, conveyance and grant of the Debt Instruments and the Mortgages by the Transferor to the Seller were not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.






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
         (z) Treasury Regulation Section 301.7701. On the Closing Date and on each Subsequent Transfer Date, 55% or more (by aggregate principal balance) of the Home Loans do not constitute "real estate mortgages" for the purpose of Treasury Regulation Section 301.7701 under the Code. For this purpose a Home Loan does not constitute a "real estate mortgage" if:

                 (i) The Home Loan is not secured by an interest in real property, or

                 (ii) The Home Loan is not an "obligation principally secured by an interest in real property." For this purpose an obligation is "principally secured by an interest in real property" if it satisfies either the test set out in paragraph (1) or the test set out in paragraph (2) below.

                 (1) The 80-percent test. An obligation is principally secured by an interest in real property if the fair market value of the interest in real property securing the obligation

                          (A) was at least equal to 80 percent of the adjusted issue price of the obligation at the time the obligation was originated (or, if later, the time the obligation was significantly modified); or

                          (B) is at least equal to 80 percent of the adjusted issue price of the obligation on the Closing Date or Subsequent Transfer Date, as applicable.

                          For purposes of this paragraph (1), the fair market value of the real property interest must be first reduced by the amount of any lien on the real property interest that is senior to the obligation being tested, and must be further reduced by a proportionate amount of any lien that is in parity with the obligation being tested, in each case before the percentages set forth in (1)(A) and (1)(B) are determined. The adjusted issue price of an obligation is its issue price plus the amount of accrued original issue discount, if any, as of the date of determination.

                 (2) Alternative test. An obligation is principally secured by an interest in real property if substantially all of the proceeds of the obligation were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the obligation. For purposes of this test, loan guarantees made by the United States or any state (or any political subdivision, agency, or instrumentality of the United States or of any state), or other third party credit enhancement are not viewed as additional security for a loan. An obligation is not considered to be secured by property other than real property solely because the obligor is personally liable on the obligation. For this purpose only substantially all of the proceeds of the obligation means more than 66-2/3% of the gross proceeds.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 45

         (aa) No Fraudulent Conveyance. The Home Loans are not being transferred with any intent to hinder, delay or defraud any creditors.

         (bb) Value and Marketability. To the best of the Transferor's knowledge, there do not exist any circumstances, conditions or information with respect to the Home Loan, the related Mortgaged Property, the Obligor or the Obligor's credit standing that reasonably can be expected to cause private institutional investors investing in same type of home loan to regard such Home Loan as an unacceptable investment, to increase the likelihood that such Home Loan will become delinquent, or adversely affect the value or marketability of such Home Loan.

         (cc) Terms of Home Loans and Interest Method. Each Home Loan is a fixed rate loan; each Debt Instrument has an original term to maturity of not less than 24 months nor more than 25 years and three months from the date of origination; each Debt Instrument is payable in monthly installments of principal and interest, with interest payable in arrears, and requires a monthly payment which is sufficient to amortize the original principal balance over the original term and to pay interest at the related Home Loan Interest Rate; and no Debt Instrument provides for any extension of the original term. Interest for each Home Loan is calculated at a rate of interest computed by the simple interest method or the actuarial method.

         (dd) Types of Home Loans; Retail Installment Contracts. Each Home Loan is either (i) a Home Improvement Loan, (ii) a Debt Consolidation Loan,
(iii) a Combination Loan, or (iv) a first or junior lien purchase money loan. No Home Loan was originated for the express purpose of purchasing a manufactured home. Some of the Home Loans are retail installment contracts for goods or services, and some of the Home Loans are home improvement loans for goods or services, which are either "consumer credit contracts" or "purchase money loans" as such terms are defined in 16 C.F.R. Part 433.1.

         (ee) No Buydown, GPM or Shared Appreciation Loans. No Home Loan contains any provisions pursuant to which principal and interest payments are paid or partially paid with funds deposited in any separate account established by the Transferor, the Obligor or anyone else on behalf of the Obligor, or paid by any source other than the Obligor. No Home Loan contains any other similar provision which may constitute a "buydown" provision. No Home Loan is a graduated payment mortgage loan. No Home Loan has a shared appreciation or other contingent interest feature.

         (ff) No Chattel Paper. Each Debt Instrument is comprised of one original promissory note and each such promissory note constitutes an "instrument" for purposes of Section 9-105(1)(i) of the UCC. No Debt Instrument constitutes or is comprised of "chattel paper" as such term is defined in Section 9-105(1)(b) of the UCC. Each Debt Instrument has been delivered to the Indenture Trustee.

         (gg) Description Conforms to Prospectus Supplement. Each Initial Home Loan conforms, and all Initial Home Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 46

         (hh) Review by Transferor. In light of the Transferor's underwriting guidelines, the Transferor has reviewed all of the documents constituting each Servicer's Home Loan File and each Indenture Trustee's Home Loan File and has made such inquiries as it deems reasonable under the circumstances to make and confirm the accuracy of the representations set forth herein.

         Section 3.04     Subsequent Home Loans.

         (a) The Transferor shall represent and warrant to the Seller, the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders that as of each Subsequent Transfer Date:

                 (i) No Subsequent Home Loan has a Cut-Off Date or a Subsequent Transfer Date later than May 27, 1997;

                 (ii) No Subsequent Home Loan has a scheduled maturity date later than June 30, 2022;

                 (iii) To the best of the Transferor's knowledge, the acquisition of the Subsequent Home Loans as of such Subsequent Transfer Date will not result in a downgrading in any rating of the Securities;

                 (iv) The Subsequent Home Loans have not been acquired by the Issuer for the primary purpose of recognizing gains or decreasing losses resulting from market value changes in such Subsequent Home Loans;

                 (v) Each of the representations and warranties set forth in Section 3.03 is true and correct with respect to each of the Subsequent Home Loans being transferred to the Issuer; and

                 (vi) To the extent applicable to each Subsequent Home Loan being transferred to the Issuer, the quantitative criteria set forth in paragraphs 22 and 23 of that certain Commitment to Issue a Financial Guaranty Insurance Policy (Application No. 97-02-1246 dated as of February 26, 1997) (the "Securities Insurer Commitment") issued by the Securities Insurer have been satisfied.

         (b) The Transferor shall represent and warrant to the Seller, the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders that as of the end of the Funding Period, the Home Loans have satisfied all of the criteria set forth in paragraphs 22 and 23 of the Securities Insurer Commitment (as defined in (a)(vii) above).

         Section 3.05     Purchase and Substitution.

         (a) It is understood and agreed that the representations and warranties set forth in Sections 3.03 and 3.04, shall survive the conveyance of the Home Loans to the Issuer, the Grant of the Home Loans to the Indenture Trustee and the delivery of the Securities to the Securityholders. Upon discovery by the Seller, the Servicer, the Transferor, the Custodian, the Issuer, the Indenture Trustee, the Securities Insurer or any Securityholder of a breach of any of such representations and






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 47 warranties which materially and adversely affects the value of the Home Loans or the interest of the Securityholders or the Securities Insurer, or which materially and adversely affects the interests of the Securityholders or the Securities Insurer in the related Home Loan in the case of a representation and warranty relating to a particular Home Loan (notwithstanding that such representation and warranty was made to the Transferor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Transferor shall within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects unless such requirement is waived by the Securities Insurer. If, however, within 60 days after the notice of such breach to the Transferor such breach has not been remedied by the Transferor or waived by the Securities Insurer and such breach materially and adversely affects the interests of the Securityholders or the Securities Insurer generally or in the related Home Loan (the "Defective Home Loan"), the Seller shall cause the Transferor on or before the Determination Date next succeeding the end of such 60 day period either (i) to remove such Defective Home Loan from the Owner Trust Estate (in which case it shall become a Deleted Home Loan) and substitute one or more Qualified Substitute Home Loans in the manner and subject to the conditions set forth in this Section 3.05 or (ii) to purchase such Defective Home Loan at a purchase price equal to the Purchase Price (as defined below) by depositing such Purchase Price in the Collection Account. In addition, the Transferor shall indemnify the Trust and the Securities Insurer for any losses incurred in excess of the proceeds received from the repurchase or substitution of any such Defective Home Loan. In the event the Seller or the Transferor is notified that any Mortgaged Property is not free of damage or not in good repair, regardless of the Transferor's knowledge, the Seller shall cause the Transferor to (x) substitute or purchase the related Home Loan in accordance with clauses (i) and (ii), respectively, above or (y) repair any such Mortgaged Property such that such Mortgaged Property is free of damage and in good repair. The Transferor shall provide the Servicer, the Securities Insurer, the Indenture Trustee and the Issuer with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 60 day period indicating whether the Transferor is purchasing the Defective Home Loan or substituting in lieu of such Defective Home Loan a Qualified Substitute Home Loan. With respect to the purchase of a Defective Home Loan pursuant to this Section, the "Purchase Price" shall be equal to the Principal Balance of such Defective Home Loan as of the date of purchase, plus all accrued and unpaid interest on such Defective Home Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the applicable Home Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Defective Home Loan, which Purchase Price shall be deposited in the Collection Account (after deducting therefrom any amounts received in respect of such repurchased Defective Home Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date).

         Any substitution of Home Loans pursuant to this Section 3.05(a) and
Section 2.06(c) shall be accompanied by payment by the Transferor of the Substitution Adjustment, if any, to be deposited in the Collection Account.
For purposes of calculating the Available Collection Amount for any Distribution Date, amounts paid by the Transferor pursuant to this Section 3.05 in connection with the repurchase or substitution of any Defective Home Loan that are on deposit in the Collection Account as of the Determination Date for such Distribution Date shall be deemed to have been paid






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 48 during the related Due Period and shall be transferred to the Note Distribution Account to be retained therein or transferred to the Certificate Distribution Account pursuant to Section 5.01(c).

         As to any Home Loan for which the Transferor substitutes a Qualified Substitute Home Loan or Loans, the Transferor shall effect such substitution by delivering (i) to the Issuer a certification executed by a Responsible Officer of the Transferor to the effect that the Substitution Adjustment has been credited to the Collection Account to be remitted to the Indenture Trustee for deposit into the Note Distribution Account and/or the Certificate Distribution Account, and (ii) to the Custodian on behalf of the Indenture Trustee, the documents constituting the Indenture Trustee's Loan File for such Qualified Substitute Home Loan or Loans.

         In addition to the preceding repurchase obligations, each of the Transferor and Servicer shall have the option, exercisable in its sole discretion at any time, to repurchase from the Issuer or to substitute one or more Qualified Substitute Home Loans for any Home Loan that is in foreclosure or default; provided that any repurchase or substitution pursuant to this paragraph is conducted in the same manner as the repurchase or substitution, respectively, of a Defective Home Loan pursuant to this Section 3.05.

         (b) The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Home Loan or Loans after the date of such substitution. All payments received with respect to Qualified Substitute Home Loans on or before the date of substitution will be retained by the Transferor. The Issuer will be entitled to all payments received on the Deleted Home Loan on or before the date of substitution, and the Transferor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Home Loan. The Transferor shall give written notice to the Issuer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee and the Securities Insurer that such substitution has taken place and shall amend the Home Loan Schedule to reflect
(i) the removal of such Deleted Home Loan from the terms of this Agreement and
(ii) the substitution of the Qualified Substitute Home Loan. The Transferor shall promptly deliver to the Issuer, the Servicer (if the Transferor is not then acting as such), the Indenture Trustee and the Securities Insurer a copy of the amended Home Loan Schedule. Upon such substitution, such Qualified Substitute Home Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Transferor shall be deemed to have made with respect to such Qualified Substitute Home Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in
Section 3.03. On the date of such substitution, the Transferor will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Issuer shall cause the Indenture Trustee to release the Deleted Home Loan from the lien of the Indenture and the Issuer will cause such Qualified Substitute Home Loan to be pledged to the Indenture Trustee under the Indenture as part of the Owner Trust Estate.

         (c) It is understood and agreed that the obligations of the Transferor set forth in this Section 3.05 to cure, purchase or substitute for a Defective Home Loan (and to indemnify the Trust and the Securities Insurer for losses in connection with a Defective Home Loan) constitute the sole remedies of the Issuer, the Indenture Trustee, the Securityholders and the Securities Insurer hereunder respecting a breach of the representations and warranties contained in Sections 3.03 and 3.04. Any cause of action against the Seller relating to or arising out of a defect in a Indenture






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 49

Trustee's Home Loan File as contemplated by Section 2.06 or against the Transferor relating to or arising out of a breach of any representations and warranties made in Sections 3.03 or 3.04 shall accrue as to any Home Loan upon
(i) discovery of such defect or breach by any party and notice thereof to the Seller or the Transferor, as applicable, or notice thereof by the Transferor or the Seller, as applicable, to the Issuer and the Securities Insurer, (ii) failure by the Transferor or the Seller, as applicable, to cure such defect or breach or purchase or substitute such Home Loan as specified above, and (iii) demand upon the Transferor or the Seller, as applicable, by the Issuer, the Securities Insurer or the Majority Securityholders for all amounts payable in respect of such Home Loan.

         (d) Neither the Issuer nor the Indenture Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Home Loan pursuant to this Section or the eligibility of any Home Loan for purposes of this Agreement.

                                  ARTICLE IV

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

         Section 4.01     Duties of the Servicer.

         (a) Servicing Standard. The Servicer, as an independent contractor, shall service and administer the Home Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Home Loans, shall employ or cause to be employed procedures (including collection, foreclosure, liquidation and Foreclosure Property management and liquidation procedures) and exercise the same care that it customarily employs and exercises in servicing and administering loans of the same type as the Home Loans for its own account, all in accordance with accepted servicing practices of prudent lending institutions and servicers of loans of the same type as the Home Loans and giving due consideration to the Securityholders' and the Securities Insurer's reliance on the Servicer. The Servicer has and shall maintain the facilities, procedures and experienced personnel necessary to comply with the servicing standard set forth in this subsection (a) and the duties of the Servicer set forth in this Agreement relating to the servicing and administration of the Home Loans.

         (b) Servicing Advances. In accordance with the preceding general servicing standard, the Servicer, or any Subservicer on behalf of the Servicer, shall make all Servicing Advances in connection with the servicing of each Home Loan hereunder. Notwithstanding any provision to the contrary herein, neither the Servicer, nor any Subservicer on behalf of the Servicer, shall have any obligation to advance its own funds for any delinquent scheduled payments of principal and interest on any Home Loan or to satisfy or keep current the indebtedness secured by any Superior Liens on the related Mortgaged Property. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall, for the purposes of distributions to Securityholders, be added to the amount owing under the related Home Loan. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Home Loan, before making any Servicing Advance that is material in relation to the outstanding principal balance thereof, the Servicer shall






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
assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Home Loan, and (ii) recovering any amounts attributable to outstanding interest and principal owing on such Home Loan for the benefit of the Securityholders and the Securities Insurer in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness secured by all Superior Liens. The Servicer shall only make a Servicing Advance with respect to a Home Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid.

         (c) Waivers, Modifications and Extensions. Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any provision of any Home Loan or consent to the postponement of strict compliance with any such provision or in any manner grant indulgence to any Obligor if in the Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Securityholders or the Securities Insurer; provided, however, unless the Obligor is in default with respect to the Home Loan, or such default is, in the judgment of the Servicer, reasonably foreseeable, the Servicer may not permit any modification with respect to any Home Loan that would change the Home Loan Interest Rate, defer (subject to the following paragraph) or forgive the payment of any principal or interest (unless in connection with the liquidation of the related Home Loan) or extend the final maturity date on the Home Loan. The Servicer may grant a waiver or enter into a subordination agreement with respect to the refinancing of the indebtedness secured by a Superior Lien on the related Mortgaged Property, provided that the Obligor is in a better financial or cash flow position as a result of such refinancing, which may include a reduction in the Obligor's scheduled monthly payment on the indebtedness secured by such Superior Lien. The Servicer shall notify the Issuer, the Securities Insurer and the Indenture Trustee of any modification, waiver or amendment of any provision of any Home Loan and the date thereof, and shall deliver to the Custodian for deposit in the related Indenture Trustee's Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment promptly following the execution thereof. Notwithstanding the preceding provisions of this subsection (c), (1) if the Home Loans that have been waived, modified or varied, in the aggregate, equal or exceed two percent (2%) of the aggregate Principal Balances of the Initial Home Loans as of the related Cut-Off Date, then any waiver, modification or variance thereafter of any Home Loan which is not a Defaulted Home Loan shall be subject to the prior written consent of the Securities Insurer; and (2) the Servicer may modify, vary or waive any Defaulted Home Loan in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable from such Defaulted Home Loan under the circumstances, including, without limitation, the deferment or forgiveness of any principal or interest payments due or to become due thereon; provided, however, that with respect to the preceding clauses (1) and (2), no such modification, waiver or variation of a Home Loan pursuant to this subsection (c) shall involve the execution by the related Obligor of a new Debt Instrument or a new Mortgage.

         The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of each Home Loan and the related Debt Instrument and Mortgage. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge or assumption fee or any other fee or charge which the Servicer would be entitled to retain hereunder as Servicing Compensation and extend the due date for payments due on a Debt Instrument for a period.






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
         (d) Instruments of Satisfaction or Release. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver on behalf of the Issuer, the Indenture Trustee, each Securityholder and the Securities Insurer, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Home Loans and with respect to the related Mortgaged Properties. If reasonably required by the Servicer, the Issuer and the Indenture Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         Section 4.02     Liquidation of Home Loans.

         (a) In the event that any payment due under any Home Loan and not postponed pursuant to Section 4.01(c) is not paid when the same becomes due and payable, or in the event the Obligor fails to perform any other covenant or obligation under the Home Loan and such failure continues beyond any applicable grace period, the Servicer shall, in accordance with the standard of care specified in Section 4.01(a), take such action as it shall deem to be in the best interest of the Securityholders and the Securities Insurer to collect or liquidate such Home Loan in default in a manner that in the reasonable judgment of the Servicer will be likely to maximize the net proceeds realizable therefrom under the circumstances (including, but without limitation, the purchase or substitution of such Home Loan pursuant to Section 3.05, or, if no Superior Liens exist on the related Mortgaged Property, foreclose or otherwise comparably effect ownership in such Mortgaged Property in the name of the Indenture Trustee for the benefit of Securityholders and the Securities Insurer). In addition, the Servicer shall have the power and authority, exercisable in its sole discretion at any time, to sell any Liquidated Home Loan on behalf of the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer to one or more third party investors in a manner that, in the reasonable judgment of the Servicer, will be likely to maximize the net proceeds realizable therefrom. The Servicer shall promptly deposit the Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the sale of such Liquidated Home Loans into the Collection Account in accordance with Section 5.01 of this Agreement. The Servicer shall give the Indenture Trustee notice of the election of remedies made pursuant to this Section 4.02. The Servicer shall not be required to satisfy the indebtedness secured by any Superior Liens on the related Mortgaged Property or to advance funds to keep the indebtedness secured by such Superior Liens current. In connection with any collection or liquidation activities, the Servicer shall exercise collection or liquidation procedures with the same degree of care and skill as it would exercise or use under the circumstances in the conduct of its own affairs.

         (b) During any Due Period occurring after a Home Loan becomes a Liquidated Home Loan, the Servicer shall deposit into the Collection Account any proceeds received by it with respect to such Liquidated Home Loan or the related Foreclosure Property ("Post Liquidation Proceeds").

         (c) After a Home Loan has become a Liquidated Home Loan, the Servicer shall promptly prepare and forward to the Issuer, the Indenture Trustee, the Securities Insurer and, upon request of any Securityholder, to such Securityholder a liquidation report detailing the following: (i) the Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds received in respect of such Liquidated Home Loan; (ii) expenses incurred with respect thereto; (iii) any Net Loan Losses incurred in connection therewith; and (iv) any Post Liquidation Proceeds.






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         Section 4.03     Fidelity Bond; Errors and Omission Insurance.  The
Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy in such amounts as required by, and satisfying any other requirements of, the FHA and the FHLMC, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Home Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts (including acts relating to the origination and servicing of loans of the same type as the Home Loans) of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Home Loan without having obtained payment in full of the indebtedness secured thereby. In the event of any loss of principal or interest on a Home Loan for which reimbursement is received from the Servicer's fidelity bond or errors and omissions insurance, the proceeds from any such insurance will be deposited in the Collection Account. No provision of this Section 4.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Issuer, the Indenture Trustee or the Securities Insurer, the Servicer shall cause to be delivered to requesting party a certified true copy of such fidelity bond and insurance policy. On the Closing Date, such fidelity bond and insurance is maintained by the Servicer with Reliance Insurance Company of Illinois.

         Section 4.04 Title, Management and Disposition of Foreclosure Property. The deed or certificate of sale in respect of each Foreclosure Property shall be taken in the name of the Indenture Trustee for the benefit of the Securityholders and the Securities Insurer.

         The Servicer shall manage, conserve, protect and operate each Foreclosure Property for the Indenture Trustee, the Securityholders and the Securities Insurer solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the Foreclosure Property in the same manner that it manages, conserves, protects and operates other foreclosure property for its own account, and in the same manner that similar property in the same locality as the Foreclosure Property is managed. The Servicer shall attempt to sell the same (and may temporarily lease the same) on such terms and conditions as the Servicer deems to be in the best interest of the Securityholders and the Securities Insurer. The disposition of Foreclosure Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Indenture Trustee, the Securityholders and the Securities Insurer and, as soon as practicable thereafter, the expenses of such sale shall be paid. The Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, from the conservation, disposition and sale of the Foreclosure Property shall be promptly deposited by the Servicer in the Collection Account in accordance with
Section 5.01 of this Agreement and the Indenture, which Net Liquidation Proceeds or Post Liquidation Proceeds, as applicable, shall equal all cash amounts received with respect thereto less the amounts retained and withdrawn by the Servicer for any related unreimbursed Servicing Advances and any other fees and expenses incurred in connection with such Foreclosure Property.






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         Section 4.05     Access to Certain Documentation and Information
                          Regarding the Home Loans.

         The Servicer shall provide to the Issuer, the Indenture Trustee, the Securityholders, the Securities Insurer and the supervisory agents and examiners of each of the foregoing access to the documentation regarding the Home Loans required by applicable state and federal regulations, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

         Section 4.06     Superior Liens.

         (a) The Servicer shall file (or cause to be filed) of record a request for notice of any action by a lienholder under a Superior Lien for the protection of the Indenture Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption.

         (b) If the Servicer is notified that any lienholder under a Superior Lien has accelerated or intends to accelerate the obligations secured by such Superior Lien, or has declared or intends to declare a default under the related mortgage or promissory note secured thereby, or has filed or intends to file an election to have any Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Issuer and the Indenture Trustee, all reasonable actions that are necessary to protect the interests of the Securityholders and the Securities Insurer, and/or to preserve the security of the related Home Loan, including making any Servicing Advances that are necessary to cure the default or reinstate the Superior Lien. The Servicer shall immediately notify the Issuer and the Indenture Trustee of any such action or circumstances. Any Servicing Advances by the Servicer pursuant to its obligations in this Section 4.06 shall comply with requirements set forth in
Section 4.01(b) hereof.

         Section 4.07     Subservicing.

         (a) The Servicer may, with the prior written consent of the Securities Insurer and the Indenture Trustee, enter into Subservicing Agreements for any servicing and administration of Home Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is an Eligible Servicer. The Servicer shall give prior written notice to the Issuer, the Indenture Trustee and the Securities Insurer of the appointment of any Subservicer. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either directly service the related Home Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

         (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Issuer, the Indenture Trustee, the Securities Insurer and Securityholders for the servicing and administering of the Home Loans in accordance with the provisions of this






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
Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Home Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Loans when the Subservicer has actually received such payments and, unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Servicer in servicing the Home Loans include actions taken or to be taken by a Subservicer on behalf of the Servicer. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

         (c) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the successor Servicer, on behalf of the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders pursuant to Section 4.08, shall thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the successor Servicer elects to terminate any Subservicing Agreement in accordance with its terms. The successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the successor Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Home Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

         (d) As part of its servicing activities hereunder, the Servicer, for the benefit of the Issuer, the Indenture Trustee, the Securities Insurer and the Securityholders, shall enforce the obligations of each Subservicer under the related Subservicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Home Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Home Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

         (e) Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Home Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone and none of the Issuer, the Indenture Trustee, the Securityholders or the Securities Insurer shall be deemed parties thereto or shall have any claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 4.07(c) above.






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         Section 4.08     Successor Servicers.  In the event that the Servicer
is terminated pursuant to Section 10.01 hereof, or resigns pursuant to Section
9.04 hereof or otherwise becomes unable to perform its obligations under this Agreement, the Indenture Trustee will become the successor Servicer or will appoint a successor Servicer in accordance with the provisions of Section 10.02 hereof; provided that any successor Servicer, including the Indenture Trustee, shall satisfy the requirements of an Eligible Servicer and shall be approved by the Rating Agencies and the Securities Insurer.


                                  ARTICLE V

                        ESTABLISHMENT OF TRUST ACCOUNTS

         Section 5.01     Collection Account and Note Distribution Account.

         (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Securityholders and the Securities Insurer, shall cause to be established and maintained one or more Collection Accounts, which shall be separate Eligible Accounts, which may be interest-bearing, entitled "COLLECTION ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1". The Collection Account may be maintained with the Indenture Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Indenture Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Securities Insurer. A copy of such letter agreement shall be furnished to the Indenture Trustee, the Securities Insurer and, upon request of any Securityholder, to such Securityholder. Funds in the Collection Account shall be invested in accordance with Section 5.08.

         As of the Closing Date, the Collection Account shall be established with the Indenture Trustee, and thereafter upon written notice to the Issuer and the Indenture Trustee, and upon the prior written consent of the Securities Insurer, the Collection Account may be transferred by the Servicer to a different depository institution so long as such transfer is to an Eligible Account.

         (a)(2) Establishment of Note Distribution Account. No later than the Closing Date, the Servicer, for the benefit of the Securityholders, shall cause to be established and maintained with the Indenture Trustee one or more Note Distribution Accounts, which shall be separate Eligible Accounts, which may be interest-bearing and which shall be entitled "NOTE DISTRIBUTION ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE "FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1". Funds in the Note Distribution Account shall be invested in accordance with Section 5.08.

         (b) (1) Deposits to Collection Account. The Servicer shall use its best efforts to deposit or cause to be deposited (without duplication) within one (1) Business Day, and shall in any event deposit within two (2) Business Days, of receipt thereof in the Collection Account and retain therein in trust for the benefit of the Securityholders and the Securities Insurer:






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                 (i)      all payments on account of principal on the Home
         Loans collected after the applicable Cut-Off Date;

                 (ii) all payments on account of interest on the Home Loans collected after the applicable Cut-Off Date;

                 (iii) all Net Liquidation Proceeds and Post Liquidation Proceeds pursuant to Sections 4.02 or 4.04;

                 (iv)     all Insurance Proceeds;

                 (v)      all Released Mortgaged Property Proceeds;

                 (vi) any amounts payable in connection with the repurchase of any Home Loan and the amount of any Substitution Adjustment pursuant to Sections 2.06 and 3.05;

                 (vii) any amount required to be deposited in the Collection Account pursuant to the receipt of proceeds from any fidelity bond or errors and omission insurance under Section 4.03 or the deposit of the Termination Price under Section 11.02; and

                 (viii) interest and gains on funds held in the Collection Account.

         The Servicer shall be entitled to retain and not deposit into the Collection Account any amounts received with respect to a Home Loan that constitute additional servicing compensation pursuant to Section 7.03, and such amounts retained by the Servicer during a Due Period shall be excluded from the calculation of the Servicing Compensation that is distributable to the Servicer from the Note Distribution Account on the next Distribution Date following such Due Period.

         (b)(2) Deposits to Note Distribution Account. On the third Business Day prior to each Distribution Date, the Indenture Trustee (based on information contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall make the following withdrawals from the Collection Account, the Pre-Funding Account, the Capitalized Interest Account and the Reserve Account, as applicable, and deposit into the Note Distribution Account for such Distribution Date:

         (i)     the Available Collection Amount; and

         (ii)    the Reserve Account Withdrawal Amount, if any.

         (c) Withdrawals from Note Distribution Account. No later than 11:00 a.m. (New York City time) on the second Business Day prior to each Distribution Date, to the extent funds are available in the Note Distribution Account, the Indenture Trustee (based on the information contained in the Servicer's Monthly Remittance Report for such Distribution Date) shall either
(1) retain funds in the Note Distribution Account for distribution on such Distribution Date or (2) make the following withdrawals from the Note Distribution Account and deposits into the other Trust Accounts as indicated in the following order of priority:






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
                 (i) to retain in the Note Distribution Account for distribution on such Distribution Date pursuant to the Indenture in the following order, (a) to the Servicer, an amount equal to the Servicing Compensation (net of any amounts retained prior to deposit into the Collection Account pursuant to subsection (b)(1) above) and all unpaid Servicing Compensation from prior Due Periods, (b) to the Securities Insurer, an amount equal to the Guaranty Insurance Premium and all unpaid Guaranty Insurance Premiums from prior Due Periods, (c) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Due Periods; and (d) to the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Due Periods;

                 (ii) to retain in the Note Distribution Account for distribution pursuant to the Indenture on such Distribution Date and to deposit in the Certificate Distribution Account for distribution pursuant to Section 5.06, pro rata, any amount remaining from the Pre-Funding Account Deposit at the end of the Funding Period, which will be distributed in reduction, on a pro rata basis, of the Class Principal Balances of each Class of Notes and the Certificate Principal Balance of the Certificates as provided in Section 8.2(c)(ii) of the Indenture and Section 5.06(c)(i) hereof; provided, however, that if such remaining amount is less than or equal to $50,000, such entire amount will be retained in the Note Distribution Account and be included in the Noteholders' Monthly Principal Distributable Amount; provided, however, that in any event if an event of default has occurred under the Indenture, such remaining amount will be retained in the Note Distribution Account and be distributed in reduction on a pro rata basis, of the Class Principal Balances of each Class of Notes;

                 (iii) to retain in the Note Distribution Account for distribution pursuant to the Indenture on such Distribution Date, from the Available Distribution Amount remaining after the application of clauses (i) through (ii), the Noteholders' Interest Distributable Amount;

                 (iv) to retain in the Note Distribution Account for distribution pursuant to the Indenture on such Distribution Date, from the Available Distribution Amount remaining after the application of clauses (i) through (iii) above, the Noteholders' Principal Distributable Amount;

                 (v) to deposit in the Certificate Distribution Account for distribution pursuant to Section 5.06 on such Distribution Date, from the Available Distribution Amount remaining after the application of clauses (i) through (iv) above, the Certificateholders' Interest Distributable Amount;

                 (vi) to deposit in the Certificate Distribution Account for distribution pursuant to Section 5.06 on such Distribution Date, from the Available Distribution Amount remaining after the application of clauses (i) through (v) above, the Certificateholders' Principal Distributable Amount;

                 (vii) to deposit in the Certificate Distribution Account, for distribution pursuant to Section 5.06 on such Distribution Date to the Securities Insurer, from the Available






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 58

         Distribution Amount remaining after application of clauses (i) through
         (vi) above, the Securities Insurer Reimbursement Amount;

                 (viii) if such Distribution Date is an Overcollateralization Stepdown Date, to deposit in the Certificate Distribution Account, for distribution pursuant to Section 5.06 on such Distribution Date to the holders of the Residual Interest from the Available Distribution Amount remaining after application of clauses (i) through (vii) above, the Overcollateralization Reduction Amount;

                 (ix) to deposit in the Certificate Distribution Account, for distribution pursuant to Section 5.06 on such Distribution Date to the Servicer, from the Available Distribution Amount remaining after application of clauses (i) through (viii) above an amount equal to any Servicing Advances previously made by the Servicer and not previously reimbursed (the "Servicing Advance Reimbursement Amount"); and

                 (x) if the Excess Overcollateralization Amount equals or exceeds zero, to deposit in the Certificate Distribution Account, for distribution on such Distribution Date to the holders of the Residual Interest from any remaining Available Distribution Amount after application of clauses (i) through (ix) above, the Excess Spread, if any.

         Notwithstanding that the Notes have been paid in full, the Indenture Trustee and the Servicer shall continue to maintain the Collection Account and the Note Distribution Account hereunder until the Certificate Principal Balance is reduced to zero.

         (d) Additional Withdrawals from Collection Account. The Indenture Trustee, at the direction of the Servicer shall also make the following withdrawals from the Collection Account, in no particular order of priority:

                 (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; and

                 (ii) to clear and terminate the Collection Account in connection with the termination of this Agreement.

         The Servicer shall not retain any cash or investment in the Collection Account for a period in excess of 12 months and cash therein shall be considered transferred to the Note Distribution Account on a first-in, first-out basis.


         Section 5.02     Claims Under Guaranty Policy.

         (a) The Notes and the Certificates will be insured by the Guaranty Policy pursuant to the terms set forth therein, notwithstanding any provisions to the contrary contained in the Indenture or this Agreement. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on the Notes and the Certificates.






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         (b)(i)  If for any Distribution Date a Deficiency Amount exists, the
Indenture Trustee shall complete a notice in the form set forth as Exhibit A to the Guaranty Policy (the "Notice") and shall submit such Notice to the Fiscal Agent no later than 12:00 noon, New York time, on the second Business Day preceding such Distribution Date. The Notice shall constitute a claim for a Guaranteed Payments pursuant to the Guaranty Policy for an amount equal to such Deficiency Amount. Upon receipt of the Guaranteed Payments, at or prior to the latest time payments of the Guaranteed Payments are to be made by the Securities Insurer pursuant to the Guaranty Policy, on behalf of the Noteholders and Certificateholders, the Indenture Trustee shall distribute such Guaranteed Payments as part of the Noteholders' Distributable Amount under the Indenture to the extent such Guaranteed Payments relate to the Notes and as part of the Certificateholders' Distributable Amount under this Agreement to the extent such Guaranteed Payments relate to the Certificates.

         (b)(ii) In addition, if the Indenture Trustee has notice that any of the Securityholders have been required to disgorge payments of interest or principal on the related Notes or the related Certificates pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes a voidable preference to such Securityholders within the meaning of any applicable bankruptcy laws, then the Indenture Trustee shall notify the Securities Insurer as set forth in the Guaranty Policy for making a claim for a Preference Amount. Such payment for a Preference Amount shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Securityholder and not to any Securityholder directly unless such Securityholder has returned principal or interest paid on the Securities to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Securityholder.

         (c) The Securities Insurer is entitled to the benefit of the following provisions in the event that a Guaranteed Payment has been made. Notwithstanding any other provision hereof:

                 (i) The Indenture Trustee shall immediately apply all moneys constituting a Guaranteed Payment to the payment to Securityholders of principal and interest on the Notes and Certificates, as applicable, by depositing such amounts in the Note Distribution Account for Guaranteed Payments payable on the related Class of Notes or in the Certificate Distribution Account for Guaranteed Payments payable on the related Certificates. All amounts received under the Guaranty Policy shall be used solely for the payment to Securityholders of principal and interest on Notes and the Certificates, as applicable. The Securities Insurer's obligations under the Guaranty Policy with respect to a particular Guaranteed Payment shall be discharged to the extent funds equal to the applicable Guaranteed Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee, the Owner Trustee or Co-Owner Trustee. The parties hereto recognize that the making of the Guaranteed Payment does not relieve any of the parties hereto of any obligation hereunder or any of the Basic Documents.

                 (ii) The parties hereto recognize that, to the extent that the Securities Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes and the Certificates, as applicable, the Securities Insurer shall be subrogated to the rights of the Securityholders to receive distributions of principal and interest in accordance with the terms hereof.






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
                 (iii) To the extent the Securities Insurer is owed any Securities Insurer Reimbursement Amount (including without limitation any unreimbursed Guaranteed Payments made under the Guaranty Policy plus interest accrued thereon as provided in the Insurance Agreement), the Securities Insurer shall be entitled to distributions pursuant to
         Section 5.06(c), and the Indenture Trustee and Co-Owner Trustee shall otherwise treat the Securities Insurer as the owner of such rights to distributions of any Securities Insurer Reimbursement Amount.

                 (iv) The Securities Insurer shall have the right to institute any suit, action or proceeding at law or in equity under the same terms as a Securityholder may institute any action.

         (d) The Indenture Trustee, as the holder of the Guaranty Policy providing for the guaranty of the Notes and Certificates, hereby agrees that with respect to the Certificates the Indenture Trustee shall make claims under the Guaranty Policy at the direction or upon the request of the Owner Trustee or Co-Owner Trustee to receive Guaranteed Payments distributable to the Certificateholders as part of Certificateholders' Distributable Amount under this Agreement.

         Section 5.03     Pre-Funding Account.

         (a) Establishment and Withdrawals. No later than the Closing Date, the Servicer, for the benefit of the Securityholders, shall establish and maintain with the Indenture Trustee one or more separate Eligible Accounts entitled "PRE-FUNDING ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1".
On the Closing Date, the Pre-Funding Account Deposit shall be deposited into the Pre- Funding Account from the proceeds of the sale of the Securities. On any Subsequent Transfer Date, the Servicer shall instruct the Indenture Trustee to: (i) withdraw from the Pre-Funding Account the Reserve Account Subsequent Deposit and to deposit such amount in the Reserve Account; (ii) withdraw from the Pre-Funding Account an amount equal to the Subsequent Purchase Price for the Subsequent Home Loans sold to the Issuer on such Subsequent Transfer Date pursuant to a Subsequent Transfer Agreement, less the amount of the Reserve Account Subsequent Deposit deposited in the Reserve Account on such date; and
(iii) pay such withdrawn amount to or upon the order of the Seller upon satisfaction of the conditions set forth in Section 2.02 of this Agreement with respect to such transfer. Funds in the Pre-Funding Account shall be invested in accordance with Section 5.08. On or before each Distribution Date, all interest and any other investment earnings on funds held in the Pre-Funding Account shall be deposited into the Capitalized Interest Account.

         (b)     [Reserved]

         (c) Remaining Balance. If the Pre-Funding Account has not been reduced to zero by the close of business on the date on which the Funding Period ends, the Servicer shall direct the Indenture Trustee to deposit any amounts remaining in the Pre-Funding Account (net of reinvestment earnings which shall be transferred to the Capitalized Interest Account) (as appropriate) into the Note Distribution Account and the Certificate Distribution Account on the third Business Day immediately preceding the Pre-Funding Termination Distribution Date for distribution as follows:






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
                 (i) if no event of default has occurred and is continuing under Section 5.1 of the Indenture, to the Securityholders in reduction of the Class Principal Balance of the Notes and the Class Principal Balance of the Certificates pro rata based on the aggregate Class Principal Balance of the Notes and the Certificate Principal Balance of the Certificates; and

                 (ii) if an event of default has occurred and is continuing under Section 5.1 of the Indenture, to the Noteholders in reduction of the Class Principal Balance of each Class of Notes, pro rata based on the Class Principal Balance of each Class;

provided always that in the event that such amounts remaining in the Pre-Funding Account are less than or are equal to $50,000, all such amounts shall be deemed to form part of the Noteholder's Monthly Principal Distributable Amount and shall be transferred to the Note Distribution Account to be distributed sequentially to each Class of Notes in ascending order of their respective Class designations in reduction of the respective Class Principal Balances thereof.

Section 5.04     Capitalized Interest Account.

         (a) Establishment and Withdrawal. No later than the Closing Date, the Servicer, for the benefit of the Securityholders and the Securities Insurer, shall cause to be established and maintained with the Indenture Trustee one or more separate Eligible Accounts entitled "CAPITALIZED INTEREST ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1". On the Closing Date, the Capitalized Interest Account Deposit shall be deposited into the Capitalized Interest Account from the proceeds of the sale of the Securities. The Indenture Trustee shall hold the Capitalized Interest Account Deposit for the benefit of the Securityholders and the Securities Insurer. On the third Business Day preceding each Distribution Date during the Funding Period and on the first Distribution Date occurring after the Due Period in which the Funding Period ends, the Servicer shall instruct the Indenture Trustee to withdraw from the Capitalized Interest Account and deposit into the Note Distribution Account and/or the Certificate Distribution Account the Interest Shortfall, if any, with respect to such Distribution Date. Funds in the Capitalized Interest Account shall be invested in accordance with Section 5.08.

         (b)     [Reserved]

         (c)     [Reserved]

         (d) Excess to Residual Interest. On any Business Day occurring prior to the last Business Day of each Due Period that occurs prior to May 27, 1997, the Transferor and the Seller may request the Servicer to calculate the amount, if any, of the Capitalized Interest Excess. If the Capitalized Interest Excess is greater than zero on any such Business Day prior to May 27, 1997, such Capitalized Interest Excess will be released to the holder of the Residual Interest on the following Distribution Date. On the Distribution Date following the Due Period in which the Funding Period ends, the Servicer shall instruct the Indenture Trustee to release and distribute to the holders of the Residual Interest the Capitalized Interest Amount, if any, that remains after the distribution of any Interest Shortfall on such Distribution Date.






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
         Section 5.05     [Reserved]

         Section 5.06     Certificate Distribution Account.

         (a) Establishment. No later than the Closing Date, the Servicer, for the benefit of the Securityholders and the Securities Insurer, will establish and maintain with First Bank National Association for the benefit of the Owner Trustee or Co-Owner Trustee on behalf of the Certificateholders and the Securities Insurer one or more separate Eligible Accounts, which while the Co-Owner Trustee holds such Trust Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1". Funds in the Certificate Distribution Account shall be invested in accordance with Section 5.08.

         (b)     [Reserved]

         (c) Distributions. No later than the second Business Day before each Distribution Date, the Indenture Trustee shall withdraw from the Note Distribution Account all amounts required to be deposited in the Certificate Distribution Account with respect to the preceding Due Period pursuant to
Section 5.01(c) and will remit such amount to the Owner Trustee or the Co-Owner Trustee for deposit into the Certificate Distribution Account. On each Distribution Date, the Owner Trustee or the Co-Owner Trustee shall distribute all amounts on deposit in the Certificate Distribution Account to Certificateholders in respect of the Certificates to the extent of amounts due and unpaid on the Certificates for principal and interest and to the other parties specified below in the amounts and in the following order of priority:

                 (i) only to the extent of funds withdrawn from the Pre-Funding Account attributable to the remaining amount therein and deposited in the Certificate Distribution Account by the Indenture Trustee pursuant to Section 5.01(c), pro rata, to the Certificateholders;

                 (ii) to the Certificateholders, the Certificateholders' Interest Distributable Amount; provided, that if there are not sufficient funds in the Certificate Distribution Account to pay the entire amount of accrued and unpaid interest then due on the Certificates, the amount in the Certificate Distribution Account shall be applied to the payment of such interest on the Certificates pro rata on the basis of the total such interest due on the Certificates;

                 (iii) to the Certificateholders, on or after the Distribution Date on which the Class Principal Balance of the Class A-8 Notes has been reduced to zero, the Certificateholders' Principal Distributable Amount until the Certificate Principal Balance thereof is reduced to zero;

                 (iv) to the Securities Insurer, from any remaining amounts in the Certificate Distribution Account after the distributions pursuant to items (i) through (iii) above, the Securities Insurer Reimbursement Amount;






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
                 (v) on an Overcollateralization Stepdown Date, to the holders of the Residual Interest, from any remaining amounts in the Certificate Distribution Account after the distributions pursuant to items (i) through (iv) above, the Overcollateralization Reduction Amount;

                 (vi) to the Servicer, from any remaining amounts in the Certificate Distribution Account after the distributions pursuant to items (i) through (v) above, an amount equal to the Servicing Advance Reimbursement Amount; and

                 (vii) if the Excess Overcollateralization Amount equals or exceeds zero, to the holders of the Residual Interest, from any remaining amounts in the Certificate Distribution Account after the distributions pursuant to items (i) through (vi) above, the Excess Spread, if any.

         (d) All distributions made on the Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of record on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Certificateholder, if such Certificateholder shall own of record Certificates which have original denominations aggregating at least $250,000 and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

         (e) All distributions made on the Residual Interest on each Distribution Date will be made on a pro rata basis among the Residual Interest holders of record on the next preceding Record Date based on the Percentage Interest represented by their respective Residual Interest Instruments, and except as otherwise provided in the next succeeding sentence, shall be made by wire transfer of immediately available funds to the account of such Residual Interest holder, if such Residual Interest Holder shall own of record Residual Interest which have original denominations aggregating at least $250,000 and shall have so notified the Owner Trustee or Co-Owner Trustee, and otherwise by check mailed to the address of such Residual Interest Holder appearing in the Certificate Register. The final distribution on each Residual Interest Instrument will be made in like manner, but only upon presentment and surrender of such Residual Interest Instrument at the location specified in the notice to Residual Interest Holders of such final distribution.

         Section 5.07     Reserve Account.

         (a) Establishment. No later than the Closing Date, the Servicer, for the benefit of the Securityholders and the Securities Insurer, shall cause to be established and maintained with the Indenture Trustee one or more separate Eligible Accounts entitled "RESERVE ACCOUNT, FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1". On the Closing Date, the Issuer will deposit the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Notes and the Certificates. Funds in the Reserve Account shall be invested in accordance with Section 5.08.






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
         (b)     Increase of Requirement and Substitution.

                 (i) On each Subsequent Transfer Date, the Reserve Account Requirement shall be increased by the amount of the Reserve Account Subsequent Deposit, to be deposited in the Reserve Account by the Indenture Trustee pursuant to Section 5.03.

                 (ii) On any Business Day occurring after the Closing Date, the majority of the holders of Residual Interest may deposit with the Indenture Trustee a limited guaranty or a letter of credit in an amount not to exceed 50% of the Reserve Account Requirement as of any Determination Date occurring prior to such Business Day, provided that such limited guaranty or such letter of credit is in a form approved by the Securities Insurer and the Rating Agencies prior to deposit in the Reserve Account. The Indenture Trustee shall notify the Securities Insurer of the receipt of any such limited guaranty or letter of credit and on the date of receipt shall release from the Reserve Account to the holders of the Residual Interest cash in the amount of such limited guaranty or available under such limited guaranty or letter of credit.

         (c) Release of Excess. If the amount on deposit in the Reserve Account and/or available under the limited guaranty or letter of credit, if any, on any Distribution Date (after giving effect to all deposits thereto or withdrawals therefrom on such Distribution Date) is greater than the Reserve Account Requirement for such Distribution Date (such amount "the Excess Reserve Account Amount"), the Servicer shall first instruct the Indenture Trustee to cause a reduction in the amount available under the limited guaranty or letter of credit, if any, until (A) the Excess Reserve Account Amount is reduced to zero or (B) the amount available under the limited guaranty or letter of credit is reduced to zero. After any limited guaranty or letter of credit has been reduced to zero, the Servicer shall instruct the Indenture Trustee to distribute any Excess Reserve Account Amount to the holders of the Residual Interest until the Excess Reserve Account Amount is reduced to zero.

         (d) Reduction of Requirement. After the Overcollateralization Amount reaches the Interim Required Overcollateralization, the Reserve Account Requirement shall be reduced incrementally (i.e., dollar-for-dollar) each time the Overcollateralization Amount is increased as a result of the application of Excess Spread to the principal amount of the Securities until the Overcollateralization Amount equals the Required Overcollateralization Amount and the Reserve Account Requirement is reduced to zero. On each occasion that the Reserve Account Requirement is reduced, the Servicer shall direct the Indenture Trustee to distribute to the holders of the Residual Interest any amounts in the Reserve Account in excess of the reduced Reserve Account Requirement. Once the Reserve Account Requirement is reduced to zero, the Servicer shall direct the Indenture Trustee to distribute any amounts remaining in the Reserve Account to the holders of the Residual Interest.

         (e) Final Distribution. Following the payment in full of the aggregate outstanding Principal Balance of the Notes and the Certificates and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to the Securityholders and the termination of the Trust, any amount remaining on deposit in the Reserve Account shall be distributed to the holders of the Residual Interest and any Permitted Investments in the Reserve Account shall be transferred to the holders of the Residual Interest.






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
         (f)     [Reserved]

         (g) Withdrawals. Subject to the total amount (i) available for call or draw-down under the limited guaranty or letter of credit referred to in
Section 5.07(c) and (ii) on deposit in the Reserve Account with respect to each Distribution Date, the Indenture Trustee shall withdraw funds from the Reserve Account and (if necessary) make calls or draw down under limited guaranty or letter of credit and deposit in the Note Distribution Account an amount equal to the Reserve Account Withdrawal Amount. In the event that the Indenture Trustee is required to make such a deposit in the Note Distribution Account, it shall first withdraw funds on deposit in the Reserve Account until the amount of such funds is reduced to zero, and then (if necessary) make calls or draw down under the limited guaranty or letter of credit.

         Section 5.08     Trust Accounts; Trust Account Property.

         (a) Control of Trust Accounts. Each of the Trust Accounts established hereunder has been pledged by the Issuer to the Indenture Trustee under the Indenture and shall be subject to the lien of the Indenture. In addition to the provisions hereunder, each of the Trust Accounts shall also be established and maintained pursuant to the Indenture. Amounts distributed from each Trust Account in accordance with the Indenture and this Agreement shall be released from the lien of the Indenture upon such distribution thereunder or hereunder. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) (i) establish a new Trust Account as an Eligible Account, (ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

         With respect to the Trust Accounts (other than the Certificate Distribution Account), the Indenture Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive custody and control of the Indenture Trustee for the benefit of the Securityholders, the Securities Insurer and the Issuer, as the case may be, and the Indenture Trustee shall have sole signature and withdrawal authority with respect thereto.

         In addition to this Agreement and the Indenture, the Certificate Distribution Account established hereunder also shall be subject to and established and maintained in accordance with the Trust Agreement. Subject to rights of the Indenture Trustee hereunder and under the Indenture, the Owner Trustee or Co-Owner Trustee shall possess all right, title and interest for the benefit of the Certificateholders and the Securities Insurer in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Trust Estate. Subject to the rights of the Indenture Trustee, the Owner Trustee and Co-Owner Trustee agree, by their acceptance hereof, that such Certificate Distribution Account shall be subject to the sole and exclusive custody and control of the Owner Trustee and Co-Owner Trustee for the benefit of the Issuer and the parties entitled to distributions therefrom, including without limitation,






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 66 the Certificateholders and Securities Insurer, and the Owner Trustee and the Co-Owner Trustee shall have sole signature and withdrawal authority with respect to the Certificate Distribution Account. Notwithstanding the preceding, the distribution of amounts from the Certificate Distribution Account in accordance with Section 5.06(c) also shall be made for the benefit of the Indenture Trustee (including without limitation as the named insured under the Guaranty Policy on behalf of all Securityholders, and with respect to its duties under the Indenture and this Agreement relating to the Trust Estate), and the Indenture Trustee (in its capacity as Indenture Trustee) shall have the right, but not the obligation, to take custody and control of the Certificate Distribution Account and to cause the distribution of amounts therefrom in the event that the Owner Trustee fails to distribute such amounts in accordance with Section 5.06(c).

         The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee or Co-Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee or Owner Trustee or Co-Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its respective duties hereunder or permitting the Indenture Trustee or Owner Trustee or Co-Owner Trustee to carry out its duties herein or under the Indenture or the Trust Agreement, as applicable.

         (b)(1) Investment of Funds. So long as no Event of Default shall have occurred and be continuing, the funds held in any Trust Account may be invested (to the extent practicable and consistent with any requirements of the Code) in Permitted Investments, as directed by the Affiliated Holder in writing or by telephone or facsimile transmission confirmed in writing by the Servicer or the Affiliated Holder. In any case, funds in any Trust Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal, not later than three (3) Business Days (except with respect to the Note Distribution Account, Pre-Funding Account and Certificate Distribution Account, which shall be invested on a one (1) Business Day basis) immediately preceding the Distribution Date next following the date of such investment and shall not be sold or disposed of prior to its maturity subject to Section 5.08(b)(2) below. All interest and any other investment earnings on amounts or investments held in any Trust Account shall be deposited into such Trust Account immediately upon receipt by the Indenture Trustee, or in the case of the Certificate Distribution Account, the Owner Trustee or Co-Owner Trustee, as applicable.
All Permitted Investments in which funds in any Trust Account (other than the Certificate Distribution Account) are invested must be held by or registered in the name of "FIRST BANK NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1". While the Co-Owner Trustee holds the Certificate Distribution Account, all Permitted Investments in which funds in the Certificate Distribution Account are invested shall be held by or registered in the name of "FIRST BANK NATIONAL ASSOCIATION, AS CO-OWNER TRUSTEE, IN TRUST FOR THE FIRSTPLUS ASSET BACKED SECURITIES, SERIES 1997-1".

         (b)(2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from any Trust Account held by or on behalf of the Indenture Trustee and sufficient uninvested funds are not available to make such disbursement, the Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate Distribution Account, shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Trust Account. The Indenture Trustee, or Owner Trustee or Co-Owner Trustee in the case of the Certificate






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
Distribution Account, shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Indenture Trustee or Owner Trustee or Co-Owner Trustee, respectively, to perform in accordance with this Section 5.08.

                 If any losses are realized in connection with any investment in any Trust Account pursuant to this Agreement and the Indenture, then the Affiliated Holder shall deposit the amount of such losses (to the extent not offset by income from other investments in such Trust Account) in such Trust Account immediately upon the realization of such loss or, to the extent that the Affiliated Holder fails to deposit any portion of such amount, the Servicer shall deposit any insufficiency from such failure in such Trust Account. All interest and any other investment earnings on amounts held in any Trust Account shall be taxed to the Issuer and for federal and state income tax purposes the Issuer shall be deemed to be the owner of each Trust Account.

         (c) Subject to Section 6.1 of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Indenture Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Indenture Trustee is the obligor and has defaulted thereon).

         (d) With respect to the Trust Account Property, the Indenture Trustee acknowledges and agrees that:

                          (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of Section 5.08(a); and each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                          (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

                          (3)     any Trust Account Property that is a
                 book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                          (4) any Trust Account Property that is an "uncertificated security" under Article VIII of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.






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
         (e) The Servicer shall have the power, revocable by the Indenture Trustee or by the Issuer with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Issuer to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

         Section 5.09     Allocation of Losses.

         (a) In the event that Net Liquidation Proceeds, Insurance Proceeds or Released Mortgaged Property Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Obligor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds or partial payment shall be applied to payment of the related Debt Instrument, first to interest accrued at the Home Loan Interest Rate and then to principal.

         (b) On any Distribution Date, any Net Loan Losses attributable to any Home Loans which became Liquidated Mortgage Loans during the immediately preceding Due Period shall be allocated as follows: (1) until the Reserve Account is reduced to zero, such Net Loan Losses will be included in the calculation of the Regular Principal Distribution Amount (but only to the extent of amounts on deposit in the Reserve Account); (2) after the Reserve Account is reduced to zero, and until the Overcollateralization Amount is reduced to zero, such Net Loan Losses (minus any amount allocated pursuant to clause (1) to reduce the Reserve Account to zero on such Distribution Date) will be allocated to the principal attributable to the holders of the Residual Interest to reduce the Overcollateralization Amount, and (3) thereafter, such Net Loan Losses will be included in the calculation of the Regular Principal Distribution Amount in an amount equal to such Net Loan Losses minus any amounts allocated pursuant to clauses (1) and (2) on such Distribution Date.


                                  ARTICLE VI

              STATEMENTS AND REPORTS; SPECIFICATION OF TAX MATTERS

         Section 6.01     Statements.

         (a) No later than each Determination Date, the Servicer shall deliver to the Indenture Trustee and the Securities Insurer a magnetic tape or computer disk providing such information regarding the Servicer's activities in servicing the Home Loans during the related Due Period as the Indenture Trustee and the Securities Insurer may reasonably require.

         (b)     (1)      Subject to the modification of the Servicer's Monthly
Statement by the Servicer with the prior written consent of the Securities Insurer and the Indenture Trustee, no later than three (3) Business Days before each Distribution Date, the Servicer shall prepare and the Indenture Trustee shall distribute a monthly statement (the "Servicer's Monthly Statement") to the Seller, the Securityholders, the Securities Insurer and the Rating Agencies, stating the date of original issuance of the Securities (day, month and year), the name of the Issuer (i.e. "FIRSTPLUS






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 69

Home Loan Owner Trust 1997-1"), the series designation of the Notes and Certificates (i.e. "Series 1997-1"), the date of this Agreement and the following information:

                 (i) the Available Collection Amount and Required Distribution Amount for the related Distribution Date;

                 (ii) the amount, if any, on deposit in the Pre-Funding Account and the Capitalized Interest Account on such Distribution Date;

                 (iii) the Class Principal Balance of each Class of Notes, the Certificate Principal Balance of the Certificates, and the Pool Principal Balance (including, until the Funding Period ends, the amount remaining in the Pre-Funding Account and the Capitalized Interest Account as of such Distribution Date) as of the first day of the related Due Period and after giving effect to distributions made to the holders of such Securities on such Distribution Date;

                 (iv) the Class Pool Factor with respect to each Class of Notes then outstanding and the Certificate Pool Factor with respect to the Certificates then outstanding;

                 (v) the amount of principal and interest received on the Home Loans during the related Due Period;

                 (vi) the Noteholders' Distributable Amount and the Certificateholders' Distributable Amount;

                 (vii)    the amount, if any, of the Excess
         Overcollateralization Amount and, if applicable, the Overcollateralization Reduction Amount or any other amount to be distributed to the Securityholders or the holders of the Residual Interest on such Distribution Date;

                 (viii) the Servicing Compensation, the Indenture Trustee Fee, the Owner Trustee Fee and the Guaranty Insurance Premium for such Distribution Date;

                 (ix) the Overcollateralization Amount on such Distribution Date, the Required Overcollateralization Amount as of such Distribution Date, the Net Loan Losses incurred during the related Due Period and the cumulative Net Loan Losses as of such Distribution Date;

                 (x) the Reserve Account Requirement and the amount remaining on deposit in the Reserve Account on such Distribution Date after giving effect to the distributions made to Securityholders on such Distribution Date;

                 (xi) the weighted average maturity of the Home Loans and the weighted average Home Loan Interest Rate of the Home Loans;






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                 (xii)    certain performance information, including
         delinquency and foreclosure information with respect to the Home Loans, as set forth in the Servicer's Monthly Remittance Report;

                 (xiii) the amount of any Guaranteed Payment included in the amounts distributed to the Noteholders and/or Certificateholders on such Distribution Date;

                 (xiv) as identified with respect to the each Insured Security, the amount of any Securities Insurer Reimbursement Amount to be distributed to the Securities Insurer on such Distribution Date and the amount of any Securities Insurer Reimbursement Amount remaining unsatisfied following such distribution;

                 (xv) the number of and aggregate Principal Balance of all Home Loans in foreclosure proceedings (other than any Home Loans described in clause (xvi)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

                 (xvi) the number of and the aggregate Principal Balance of the Home Loans in bankruptcy proceedings (other than any Home Loans described in clause (xvii)) and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

                 (xvii) the number of Foreclosure Properties, the aggregate Principal Balance of the related Home Loans, the book value of such Foreclosure Properties and the percent of the aggregate Principal Balances of such Home Loans to the aggregate Principal Balances of all Home Loans, all as of the close of business on the first day of the related Due Period;

                 (xviii) during the related Due Period, the aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans,
         (C) that became Deleted Home Loans pursuant to Section 3.05(c) as a result of such Deleted Home Loans being Defective Home Loans, and (D) that became Deleted Home Loans pursuant to Section 3.05(c) as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type (i.e. Combination Loans, Debt Consolidation Loans, Home Improvement Loans, and Purchase or Refinance Loans);

                 (xix) from the Closing Date through the most current Due Period, the cumulative aggregate Principal Balance of Home Loans for each of the following: (A) that became Defaulted Home Loans, (B) that became Liquidated Home Loans, (C) that became Deleted Home Loans pursuant to Section 3.05(c) as a result of such Deleted Home loans being Defective Home Loans, and (D) that became Deleted Home Loans pursuant to Section 3.05(c) as a result of such Deleted Home Loans being Defaulted Home Loans or a Home Loan in default or imminent default, including the foregoing amounts by loan type






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
         (i.e. Combination Loans, Debt Consolidation Loans, Home Improvement Loans, and Purchase or Refinance Loans);

                 (xx) the scheduled principal payments and the principal prepayments received with respect to the Home Loans during the related Due Period;

                 (xxi) the number of and aggregate principal balance of all Home Loans (both during the related Due Period and in aggregate since the Closing Date) repurchased or substituted pursuant to Sections 2.06, 3.05 or 4.02; and

                 (xxii) such other information as may be reasonably requested by the Indenture Trustee or Securities Insurer.

                 (2) No later than seven days following a repurchase or substitution pursuant to Sections 2.06, 3.05 or 4.02, the Servicer shall notify the Rating Agencies and the Securities Insurer of the aggregate principal balances of the Home Loans repurchased or substituted and (if applicable) the relevant Substitution Adjustment.

         All reports prepared by the Servicer of the withdrawals from and deposits in the Collection Account will be based in whole or in part upon the information provided to the Indenture Trustee by the Servicer, and the Indenture Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

         (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare and direct the Indenture Trustee to distribute to each Person who at any time during the calendar year was a Securityholder, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (b)(iv) and (v) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Securityholder. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Securityholders pursuant to any requirements of the Code as are in force from time to time.

         (d) On each Distribution Date, the Indenture Trustee shall forward to the holders of the Residual Interest a copy of the Servicer's Monthly Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such holders of the Residual Interest on such Distribution Date, together with such other information as the Indenture Trustee deems necessary or appropriate.

         (e) Within a reasonable period of time after the end of each calendar year, the Servicer shall prepare and direct the Indenture Trustee to distribute to each Person who at any time during the calendar year was a holder of Residual Interest, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a holder of Residual Interest. Such obligation of the Indenture Trustee shall be deemed to have been satisfied to the extent that






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
substantially comparable information shall be provided by the Servicer to the holder of Residual Interest pursuant to any requirements of the Code as are in force from time to time.

         (f) Upon reasonable advance notice in writing, the Servicer will provide to each Securityholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Home Loans sufficient to permit such Securityholder to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in such Securities.

         (g) The Servicer or its agent shall furnish to the Indenture Trustee, who in turn shall forward to each Securityholder and the holder of Residual Interest, during the term of this Agreement, such periodic, special, or other reports, including information tax returns or reports required with respect to the Securities and the Residual Interest, including Internal Revenue Service Forms 1099 and (if instructed in writing by the Seller on the basis of the advice of legal counsel) Form 1066, Schedule Q and other similar reports that are required to be filed by the Servicer or its agent and the holder of Residual Interest, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Securityholders or the holders of the Residual Interest, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Securityholders or the holders of the Residual Interest may reasonably require.

         (h) Reports and computer tapes furnished by the Servicer and the Indenture Trustee pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Seller or the Servicer or for any other purpose except as set forth in this Agreement.

         Section 6.02 Reports of Foreclosure and Abandonment of Mortgaged Property. Each year beginning in 1997 the Servicer, at its expense, shall make the reports of foreclosures and abandonments of any Mortgaged Property required by Section 6050J of the Code. The reports from the Servicer shall be in form and substance sufficient to meet the reporting requirements imposed by such
Section 6050J of the Code.

         Section 6.03 Specification of Certain Tax Matters. Each Securityholder shall provide the Indenture Trustee with a completed and executed Form W-9 prior to purchasing a Security. The Indenture Trustee shall comply with all requirements of the Code, and applicable state and local law, with respect to the withholding from any distributions made to any Securityholder of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.






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                                 ARTICLE VII

                          GENERAL SERVICING PROCEDURE

         Section 7.01     Assumption Agreements.

         When a Mortgaged Property has been or is about to be conveyed by the Obligor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Loan under any "due-on-sale" clause contained in the related Mortgage or Debt Instrument; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event or in the event the related Mortgage and Debt Instrument do not contain a "due-on-sale" clause, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Debt Instrument and, unless prohibited by applicable law or the Home Loan documents, the Obligor remains liable thereon. The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Obligor is released from liability and such person is substituted as Obligor and becomes liable under the Debt Instrument. The Servicer shall notify the Custodian that any such substitution or assumption agreement has been completed by forwarding to the Custodian the original of such substitution or assumption agreement, which original shall be added by the Custodian to the related Indenture Trustee's Home Loan File and shall, for all purposes, be considered a part of such Indenture Trustee's Home Loan File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Home Loan Interest Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Home Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

         Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

         Section 7.02     Satisfaction of Mortgages and Release of Home Loan
                          Files.

         Subject to the provisions of s 4.01 and 4.02, the Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Securityholders or the Securities Insurer may have under the mortgage instruments. The Servicer shall maintain the fidelity bond and errors and omissions insurance as provided for in Section 4.03 insuring the Servicer against any loss it may sustain with respect to any Home Loan not satisfied in accordance with the procedures set forth herein.






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         Upon the payment in full of any Home Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by an Officers' Certificate (which certificate shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 5.01(b) have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Indenture Trustee's Home Loan File. Upon receipt of such certification and request and in accordance with Section
2.9 of the Indenture, the Custodian shall promptly release the related Indenture Trustee's Home Loan File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation and shall not be chargeable to the Collection Account, the Note Distribution Account, or the Certificate Distribution Account. Upon receipt by the Custodian of the certification of a Servicing Officer with respect to the release of the Indenture Trustee's Home Loan File for any Home Loan or any documents included therein, the Custodian shall release to the Servicer such Indenture Trustee's Home Loan File and shall deliver such instruments of transfer presented to it by the Servicer as shall be necessary or appropriate for the release of such Indenture Trustee's Home Loan File in accordance with such certification of the Servicing Officer. The release to the Servicer of an Indenture Trustee's Home Loan File pursuant to such certification shall not require or be subject to the prior approval of the Indenture Trustee in the case of a release in connection with the following: (1) the satisfaction or release of a Mortgage upon the payment in full of the Home Loan or upon such Home Loan becoming a Liquidated Home Loan; (2) a Home Loan in default for which the Servicer is or will be pursuing foreclosure or another method of liquidation pursuant to Section 4.02; or (3) the correction of documentation in the Indenture Trustee's Home Loan File for errors and ambiguities, provided that such corrections shall be performed and returned to the Custodian in a prompt manner, and provided further that no more than 100 Indenture Trustee's Home Loan Files shall be released and held by the Servicer at any one time. In the case of a release of the related Indenture Trustee's Home Loan File to the Servicer in connection with a substitution or repurchase of any Home Loan pursuant to Section 2.06(c) and (d), Section 3.05 or Section 11.02 or a release for other servicing reasons, such release of the Indenture Trustee's Home Loan File by the Custodian shall be subject to the prior approval of the Indenture Trustee.

         The Indenture Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Obligor on the Debt Instrument or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Debt Instrument or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Indenture Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Indenture Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Indenture Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Indenture Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Indenture Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Indenture Trustee will sign and post, but will not guarantee receipt of, any such






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
documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Indenture Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Indenture Trustee's satisfaction that the related Home Loan has been paid in full by or on behalf of the Obligor and that such payment has been deposited in the Collection Account.

         Subject to any other applicable terms and conditions of this Agreement, the Indenture Trustee and Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Home Loan, provided the obligee with respect to such Home Loan following such proposed assignment provides the Indenture Trustee and Servicer with a "Certification for Assignment of Home Loan" in form and substance satisfactory to the Indenture Trustee and Servicer, providing the following: (i) that the Home Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with or facilitate a refinancing under the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Home Loan and that the form of the transaction is solely to comply with or facilitate the transaction under such local laws; (iii) that the Home Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Home Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Home Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Home Loan, the Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Home Loan and the Servicer shall treat such amount as a Principal Prepayment with respect to such Home Loan for all purposes hereof.

         Section 7.03     Servicing Compensation.

         As compensation for its services hereunder, the Servicer shall be entitled to receive from the Collection Account, the Servicing Fee out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer and any custodial fees owed or payable to the Custodian. Additional servicing compensation in the form of assumption and other administrative fees, amounts remitted pursuant to Section 7.01 and late payment charges shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer retaining such additional servicing compensation prior to deposit in the Collection Account pursuant to Section 5.01(b)(1) or if deposited into the Collection Account as part of the Servicing Compensation withdrawn from the Note Distribution Account pursuant to Section 8.2(c) of the Indenture.

         The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay (i) all reasonable costs and expenses incurred by the Indenture Trustee, the Owner Trustee or the Seller in investigating the Servicer's activities hereunder when, in the reasonable opinion of the Indenture Trustee, the Owner Trustee or the Seller, such investigation is warranted on the basis of adverse information about the Servicer obtained from a reasonably reliable source, (ii) all reasonable costs and expenses incurred by any successor servicer or the Indenture Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement, and (iii) the annual Rating Agency monitoring fees.






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         Section 7.04     Quarterly Statements as to Compliance.

         Not later than the last day of the second month following the end of each quarter of the Servicer's Fiscal Year, beginning in May, 1997, the Servicer will deliver to the Indenture Trustee, the Issuer, the Securities Insurer and to each Securityholder, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding quarter and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such quarter, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Servicer to cure such default.

         Section 7.05     Annual Independent Public Accountants' Servicing
                          Report.

         On or before 120 days after the end of each of the Servicer's fiscal years elapsing during the term of its appointment under this Agreement, beginning with the first fiscal year ending after the Closing Date, the Servicer, at its expense, shall furnish to the Seller, the Indenture Trustee, the Issuer, the Securityholders, the Securities Insurer and the Rating Agencies
(i) an opinion by a firm of independent certified public accountants on the financial position of the Servicer at the end of the relevant fiscal year and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) if the Servicer is then servicing any Home Loans, a statement from such independent certified public accountants to the effect that based on an examination of certain specified documents and records relating to the servicing of the Servicer's loan portfolio conducted substantially in compliance with the audit program for mortgages serviced for the United States Department of Housing and Urban Development Mortgage Audit Standards, or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards"), such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for (a) such exceptions as such firm shall believe to be immaterial and (b) such other exceptions as shall be set forth in such statement.

         Section 7.06     Right to Examine Servicer Records.

         Each Securityholder, the Indenture Trustee, the Issuer, the Securities Insurer and each of their respective agents shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine, audit and copy, at the expense of the Person making such examination, any and all of the books, records or other information of the Servicer (including without limitation any Subservicer to the extent provided in the related Subservicing Agreement) whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement. Each Securityholder, the Indenture Trustee, the Issuer and the Securities Insurer agree that any information obtained pursuant to the terms of this Agreement shall be held confidential.






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         Section 7.07     Reports to the Indenture Trustee; Collection Account
                          Statements.

         If the Collection Account is not maintained with the Indenture Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Indenture Trustee and the Securities Insurer a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 5.01(b), the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 5.01(b)(2) and (d) and the aggregate amount of permitted withdrawals not made in the related Due Period in each case, for the related Due Period.

                                 ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

         Section 8.01     Financial Statements.

         The Servicer understands that, in connection with the transfer of the Securities, Securityholders may request that the Servicer make available to the Securityholders, to prospective Securityholders and the Securities Insurer annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

         The Servicer also agrees to make available on a reasonable basis to the Securityholders, any prospective Securityholder and the Securities Insurer a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Securityholders, any prospective Securityholder and the Securities Insurer to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Securityholders and such prospective Securityholder and the Securities Insurer that the Servicer has the ability to service the Home Loans in accordance with this Agreement.

                                  ARTICLE IX

                                 THE SERVICER

         Section 9.01     Indemnification; Third Party Claims.

         (a) The Servicer agrees to indemnify and hold the Indenture Trustee, the Co-Owner Trustee, the Issuer, the Seller, the Securities Insurer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Seller, the Securities Insurer or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Servicer in the performance of its duties hereunder or in the servicing of the Home Loans in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD





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HARMLESS OBLIGATIONS OF THE SERVICER SET FORTH IN THE PRECEDING SENTENCE SHALL
APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE SERVICER. The Servicer shall not be liable or responsible for any of the representations, covenants, warranties, responsibilities, duties or liabilities of any prior Servicer. The Servicer shall immediately notify the Indenture Trustee, the Issuer, the Seller, the Securities Insurer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Indenture Trustee and the Issuer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Indenture Trustee, the Issuer, the Seller, the Securities Insurer and/or any Securityholder in respect of such claim.

         (b) The Seller agrees to indemnify and hold the Indenture Trustee, the Issuer, the Servicer, the Securities Insurer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Servicer, the Securities Insurer or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Seller in the performance of its duties hereunder or in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE SELLER SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE SELLER. The Seller shall immediately notify the Indenture Trustee, the Issuer, the Servicer, the Securities Insurer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Seller shall assume (with the consent of the Indenture Trustee and the Issuer) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Seller, the Servicer, the Indenture Trustee, the Issuer, the Securities Insurer and/or any Securityholder in respect of such claim.

         (c) The Transferor agrees to indemnify and hold the Indenture Trustee, the Issuer, the Servicer, the Securities Insurer and each Securityholder harmless from and against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Indenture Trustee, the Issuer, the Servicer, the Securities Insurer or any Securityholder may sustain directly resulting from the negligence or willful misconduct of the Transferor in the performance of its duties hereunder or in compliance with the terms of this Agreement. IT IS THE EXPRESS INTENTION OF THE PARTIES TO THIS AGREEMENT THAT THE INDEMNIFICATION AND HOLD HARMLESS OBLIGATIONS OF THE TRANSFEROR SET FORTH IN THE PRECEDING SENTENCE SHALL APPLY FULLY TO CLAIMS, LOSSES, ETC. RESULTING FROM ACTS OR OMISSIONS THAT MAY CONSTITUTE ORDINARY NEGLIGENCE ON THE PART OF THE TRANSFEROR. The Transferor shall immediately notify the Indenture Trustee, the Issuer, the Servicer, the Securities Insurer and each Securityholder if a claim is made by a third party with respect to this Agreement, and the Transferor shall assume (with the consent of the Indenture Trustee and the Issuer) the






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defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Transferor, the Servicer, the Indenture Trustee, the Issuer, the Securities Insurer and/or any Securityholder in respect of such claim.

         (d) The obligations of the Servicer, the Seller and the Transferor under this Section 9.01 shall survive the termination of this Agreement.

         Section 9.02     Merger or Consolidation of the Servicer.

         The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Home Loans and to perform its duties under this Agreement.

         Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Indenture Trustee, the Issuer and the Securities Insurer.

         Section 9.03     Limitation on Liability of the Servicer and Others.

         The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of
Section 9.01 herein, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Home Loans in accordance with this Agreement.

         Section 9.04     Servicer Not to Resign; Assignment.

         (a) The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer, the Seller, the Indenture Trustee, the Issuer, the Securities Insurer and the Majority Securityholders, or upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by a written opinion of counsel (who may be an employee of the Servicer) to such effect delivered to the Indenture Trustee, the Issuer, the Securities Insurer and the Seller, which opinion of counsel shall be in form and substance acceptable to the Indenture Trustee, the Issuer and the Securities Insurer. No such resignation shall become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.






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         (b)     The Servicer shall not assign this Agreement or any of its obligations, rights and duties hereunder without the prior written consent the Seller, the Indenture Trustee, the Issuer, the Securities Insurer and the Majority Securityholders; provided, however, the Servicer may assign this Agreement without the prior written consent of the Seller, the Indenture Trustee and the Issuer, but with the prior written consent of the Securities Insurer and the Majority Securityholders to (i) the Indenture Trustee or (ii) any Person that (A) is satisfactory to the Indenture Trustee, the Issuer, the Securities Insurer and the Majority Securityholders, (B) services not less than $25,000,000 in aggregate outstanding principal amount of loans similar in type to the Home Loans, (C) has a net worth of not less than $2,500,000, (D) has a blanket fidelity bond and errors and omissions insurance coverage satisfying the requirements set forth in Section 4.03 and (E) will not cause any rating of any Class of the Securities in effect immediately prior to such assignment to be qualified, downgraded or withdrawn, as evidenced by a letter from each Rating Agency to such effect. Any such assignment to a successor servicer (other than the Indenture Trustee) shall be effective only upon delivery to the Indenture Trustee, the Issuer and the Securities Insurer of an agreement, duly executed by the Servicer and such successor servicer in a form reasonably satisfactory to the Indenture Trustee and the Issuer, in which such successor servicer shall assume the due and punctual performance of each covenant and condition to be performed or observed by the Servicer hereunder.

         Section 9.05 Relationship of Servicer to Issuer and the Indenture Trustee.

         The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Issuer and the Indenture Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Issuer or the Indenture Trustee.

                                  ARTICLE X

                                   DEFAULT

         Section 10.01    Events of Default.

         (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

                 (i) any failure by the Servicer to deposit in the Collection Account in accordance with Section 5.01(b)any payments in respect of the Home Loans received by the Servicer no later than the second Business Day following the day on which such payments were received; or

                 (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth in this Agreement, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given (a) to the Servicer by the Indenture Trustee or the Issuer, or (b) to the Servicer, the Indenture Trustee or the Issuer by any Securityholder or the Securities Insurer; or






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
                 (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

                 (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property; or

                 (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                 (vi) the Majority Securityholders or the Securities Insurer (A) shall receive notice from the Servicer that the Servicer is no longer able to discharge its duties under this Agreement or (B) shall determine, in their reasonable judgment and based upon published reports (including wire services), which they reasonably believe in good faith to be reliable, that the Servicer

                          a) has experienced a material adverse change in its business, assets, liabilities, operations, condition (financial or otherwise) or prospects,

                          b)      has defaulted on any of its material
                                  obligations, or

                          c) has ceased to conduct its business in the ordinary course; or

                 (vii) as of any Determination Date, the total Expected Loan Losses (as defined below) exceed (1) commencing in March 1997 up to the fifth (5th) anniversary of the January 31, 1997 Cut-Off Date, 12% of the sum of the Initial Pool Principal Balance and the aggregate Principal Balance as of the applicable Cut-Off Dates of all Subsequent Home Loans conveyed to the Issuer, or (2) thereafter up to the tenth
         (10th) anniversary of the January 31, 1997 Cut-Off Date, 18% of the sum of the Initial Pool Principal Balance and the aggregate Principal Balance as of the applicable Cut-Off Dates of all Subsequent Home Loans conveyed to the Issuer (where the "Expected Loan Losses" shall be the sum of (A) the cumulative Net Loan Losses, plus (B) the cumulative accrued and uncollected interest on the Liquidated Home Loans, plus (C) 25% of the aggregate Principal Balance of the Home Loans which are then more than 30 but less than 60 days delinquent, plus (D) 50% of the aggregate Principal Balance of the Home Loans which are then more than 60 but less than 90 days delinquent, plus (E) 100% of the aggregate Principal Balance of the Home Loans which are then more than 90 days delinquent).






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         (b)     then, and in each and every such case, so long as an Event of
Default shall not have been remedied, the Majority Securityholders, the Securities Insurer, the Indenture Trustee or the Issuer by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or equity to damages, including injunctive relief and specific performance, and with the consent of the Securities Insurer (which consent shall not be unreasonably withheld), terminate all the rights and obligations of the Servicer under this Agreement and in and to the Home Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Home Loans or otherwise, shall, subject to Section 10.02, pass to and be vested in a successor servicer acceptable to the Securities Insurer, or the Indenture Trustee if a successor servicer cannot be retained in a timely manner, and the successor servicer, or Indenture Trustee, as applicable, is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Home Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Home Loans.

         Section 10.02    Indenture Trustee to Act; Appointment of Successor.

         On and after the date the Servicer receives a notice of termination pursuant to Section 10.01, or the Indenture Trustee receives the resignation of the Servicer evidenced by an opinion of counsel or accompanied by the consents required by Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, then, subject to Section 4.08, the Indenture Trustee shall appoint a successor servicer acceptable to the Securities Insurer to be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it; provided further, however, that if a successor servicer cannot be retained in a timely manner, the Indenture Trustee shall act as successor servicer. In the event the Indenture Trustee assumes the responsibilities of the Servicer pursuant to this Section 10.02, the Indenture Trustee will make reasonable efforts consistent with applicable law to become licensed, qualified and in good standing in each Mortgaged Property State the laws of which require licensing or qualification, in order to perform its obligations as Servicer hereunder or, alternatively, shall retain an agent who is so licensed, qualified and in good standing in any such Mortgaged Property State. The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Home Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 5.01(c) as if the Servicer had continued to act as servicer hereunder, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 7.01 and 7.03. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 10.01, but shall be entitled to any accrued and unpaid Servicing Fee to the date of termination.






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
         Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly to the Indenture Trustee or, at the direction of the Indenture Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. In the event the Indenture Trustee is required to solicit bids to appoint a successor servicer, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth in Section 9.04(b)(ii) above. Such public announcement shall specify that the successor servicer shall be entitled to the full amount of the Servicing Fee and Servicing Compensation provided for herein. Within thirty days after any such public announcement, the Indenture Trustee shall negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder and the amount of any unreimbursed Servicing Advances made by the Indenture Trustee. After such deductions, the remainder of such sum shall be paid by the Indenture Trustee to the Servicer at the time of such sale, transfer and assignment to the successor servicer. The Indenture Trustee, the Issuer, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received with respect to the Home Loans. Neither the Indenture Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Indenture Trustee to each Securityholder, the Issuer, the Seller and the Securities Insurer and, except in the case of the appointment of the Indenture Trustee as successor to the Servicer (when no consent shall be required), the Seller, the Majority Securityholders, the Issuer and the Securities Insurer shall have consented thereto.

         Pending appointment of a successor to the Servicer hereunder, the Indenture Trustee shall act as servicer hereunder as hereinabove provided. In connection with such appointment and assumption, the Indenture Trustee may make such arrangements for the compensation of such successor servicer out of payments on the Home Loans as it and such successor servicer shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement.






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
         Section 10.03    Waiver of Defaults.

         The Majority Securityholders may with the prior consent of the Securities Insurer, on behalf of all Securityholders, waive any events permitting removal of the Servicer as servicer pursuant to this Article X, provided, however, that the Majority Securityholders may not waive a default in making a required distribution on a Security or Residual Interest without the consent of the related Securityholder or holders of the Residual Interest.
Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived.

         Section 10.04    Accounting Upon Termination of Servicer.

         Upon termination of the Servicer under this Article X, the Servicer shall, at its own expense:

         (a) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Collection Account;

         (b) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, all servicer's Home Loan Files and related documents and statements held by it hereunder and a Home Loan portfolio computer tape;

         (c) deliver to its successor or, if none shall yet have been appointed, to the Indenture Trustee, the Issuer, the Securities Insurer and the Securityholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Home Loans; and

         (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Home Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.


                                  ARTICLE XI

                                 TERMINATION

         Section 11.01    Termination.

         This Agreement shall terminate upon notice to the Indenture Trustee of either: (a) the later of (i) the satisfaction and discharge of the Indenture pursuant to Section 4.1 of the Indenture or (ii) the disposition of all funds with respect to the last Home Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Indenture Trustee, the Owner Trustee, the Co-Owner Trustee, the Issuer, the Custodian and the Securities Insurer; or (b) the mutual consent of the Servicer, the Seller, the Transferor, the Securities Insurer and all Securityholders in writing.






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
         Section 11.02 Optional Termination by Affiliated Holder or the Securities Insurer

         (a) The Affiliated Holder may, at its option, effect an early redemption or termination of the Securities on or after any Distribution Date on which the Pool Principal Balance declines to 15% or less of the Pool Principal Balance of the Initial Home Loans and Subsequent Home Loans conveyed to the Trust as of the respective Cut-Off Dates. The Affiliated Holder shall effect such early redemption or termination by providing notice thereof to the Indenture Trustee, Owner Trustee and Securities Insurer and by directing the Indenture Trustee to sell all of the Home Loans to a person that is not affiliated with the Affiliated Holder, the Seller, or the Servicer at a price not less than the Termination Price.

         (b) In addition, the Affiliated Holder may, at its option, effect an early redemption or termination of the Securities on or after any Distribution Date on which the Pool Principal Balance declines to 10% or less of the Pool Principal Balance of the Initial Home Loans and Subsequent Home Loans conveyed to the Trust as of the respective Cut-Off Dates. The Affiliated Holder shall effect such early redemption or termination by providing notice thereof to the Indenture Trustee, Owner Trustee and Securities Insurer and by paying into the Collection Account in the manner described below an amount equal to the Termination Price.

         In addition, subject to Section 12.16, on any date on or after which
(i) 17.5% or more (based on Net Loan Losses) of the Home Loans have become Defaulted Home Loans on a cumulative basis and (ii) the Overcollateralization Amount has been reduced to zero or an amount less than zero, then the Securities Insurer may, at its option, effect an early redemption of the Securities and termination of this Agreement by providing notice thereof to the Indenture Trustee, Owner Trustee and Servicer and by purchasing, on the next succeeding Distribution Date, all of the outstanding Home Loans at a price equal to the Termination Price (provided that the Securities Insurer Reimbursement Amount shall not be included in the calculation of such Termination Price).

         Any such early redemption and termination by the Affiliated Holder or the Securities Insurer, as applicable, shall be accomplished by depositing into the Collection Account on the Determination Date immediately preceding the Distribution Date on which the purchase is to occur the amount of the Termination Price to be paid. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts not required to have been deposited therein pursuant to Section 5.01(b)(i) and any amounts withdrawable therefrom by the Indenture Trustee pursuant to Section 5.01(d)) shall be transferred to the Note Distribution Account pursuant to Section 5.01(b)(2) for distribution to Securityholders and the Securities Insurer on the Final Distribution Date; and any amounts received with respect to the Home Loans and Foreclosure Properties subsequent to the Due Period immediately preceding such Final Distribution Date shall belong to the purchaser thereof, if under Section 11.02(a), or the Affiliated Holder or the Securities Insurer, as applicable. For purposes of calculating the Required Distribution Amount for the Final Distribution Date, amounts transferred to the Note Distribution Account immediately preceding such final Distribution Date shall in all cases be deemed to have been received during the related Due Period, and amounts so transferred shall be applied pursuant to Section 5.01(c).






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
         Section 11.03    Notice of Termination.

         Notice of termination of this Agreement or of early redemption and termination of the Securities shall be sent (i) by the Indenture Trustee to the Noteholders and the Securities Insurer in accordance with Section 2.6(b) of the Indenture and (ii) by the Owner Trustee to the Certificateholders and the Securities Insurer in accordance with Section 9.1(d) of the Trust Agreement.

                                 ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01    Acts of Securityholders.

         Except as otherwise specifically provided herein, whenever Securityholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Securityholders if the Majority Securityholders agree to take such action or give such consent or approval.

         Section 12.02    Amendment.

         (a) This Agreement may be amended from time to time by the Seller, the Servicer, the Transferor and the Issuer by written agreement with notice thereof to the Securityholders, without the consent of any of the Securityholders, but with the consent of the Securities Insurer, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof, to add any other provisions with respect to matters or questions arising under this Agreement or to provide for the substitution of a limited guaranty and/or letter of credit into the Reserve Account by the majority holders of the Residual Interest pursuant to Section 5.07; provided, however, that such action will not adversely affect in any material respect the interests of the Securityholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Securityholders if either (i) an opinion of counsel is obtained to such effect, and (ii) the party requesting the amendment obtains a letter from each of the Rating Agencies confirming that the amendment, if made, would not result in the downgrading or withdrawal of the rating then assigned by the respective Rating Agency to any Class of Securities then outstanding. Notwithstanding the preceding, the Securities Insurer, in its sole discretion and without the requirement of an amendment to this Agreement, shall have the right to modify the definitions relating to the calculation of the Required Overcollateralization Amount and to adjust the delinquency and default percentages in the definition of the Required Credit Support Multiple if: (1) subject to a sixty (60) day period after the last day of the Due Period in which the Funding Period ends, the Subsequent Home Loans violate or fail to conform or comply in all material respects with the conditions and requirements for delivery thereof as set forth herein and in the Securities Insurer Commitment; or (2) the Securities Insurer otherwise determines to modify the definitions relating to the calculation of the Required Overcollateralization Amount or to adjust the delinquency and default percentages in such definitions, as the case may be, in a manner that will result in a reduction of the Required Credit Support Multiple; provided, however, such modification






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
or adjustment, as the case may be, would not result in the downgrading or withdrawal of the rating then assigned by each of the respective Rating Agencies to any Class of Securities then outstanding.

         (b) This Agreement may also be amended from time to time by the Seller, the Servicer, the Transferor and the Issuer by written agreement, with the prior written consent of the Majority Securityholders and the Securities Insurer, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Home Loans or distributions which are required to be made on any Security, without the consent of the holders of 100% of each Class of Notes or the Certificates affected thereby and the Securities Insurer, (ii) adversely affect in any material respect the interests of the holders of any Class of Notes or Certificates or the Securities Insurer in any manner other than as described in (i), without the consent of the holders of 100% of such Class of Notes or the Certificates or the Securities Insurer, respectively, or
(iii) reduce the percentage of any Class of Notes or the Certificates, the holders of which are required to consent to any such amendment, without the consent of the holders of 100% of such Class of Notes or the Certificates and the Securities Insurer.

         (c) It shall not be necessary for the consent of Securityholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Prior to the execution of any amendment to this Agreement, the Issuer shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Issuer may, but shall not be obligated to, enter into any such amendment which affects the Issuer's own rights, duties or immunities under this Agreement.

         Section 12.03    Recordation of Agreement.

         To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Securityholders' expense on direction of the Majority Securityholders or the Securities Insurer, but only when accompanied by an opinion of counsel to the effect that such recordation materially and beneficially affects the interests of the Securityholders or is necessary for the administration or servicing of the Home Loans.

         Section 12.04    Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided.






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
         Section 12.05    Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         Section 12.06    Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to: (i) in the case of the Seller, FIRSTPLUS INVESTMENT CORPORATION, 3773 Howard Hughes Parkway, Suite 300N, Las Vegas, Nevada 89109, Attention: James Lawler, or such other addresses as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Seller, (ii) in the case of the Issuer, FIRSTPLUS Home Loan Owner Trust 1997-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Emmett R. Harmon, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto,
(iii) in the case of the Transferor and the Servicer, FIRSTPLUS FINANCIAL, INC., 1250 Mockingbird Lane, Dallas, Texas 75247-4902, Attention: Christopher Gramlich, or such other address as may hereafter be furnished to the Securityholders and the other parties hereto in writing by the Servicer or the Transferor, (iv) in the case of a claim under the Guaranty Policy, State Street Bank and Trust Company, as Fiscal Agent, 61 Broadway, 15th Floor, New York, New York, 10006, Attention: Municipal Registrar, or such other address as may be furnished to the Securityholders and the other parties hereto in writing by such Fiscal Agent or the Securities Insurer, (v) in the case of the Securities Insurer, MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504,
Attention: Insured Portfolio Management - Structured Finance (IPM-SF), (vii) in the case of the Indenture Trustee or Co-Owner Trustee, First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Corporate Trust Department, and (viii) in the case of the Securityholders, as set forth in the applicable Note Register and Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, provided, however, that a facsimile or other form of electronic transmission shall be deemed to be received by the parties referred to in (i) to (vii) above when transmitted so long as the transmitting machine has provided an electronic confirmation of such transmission and such facsimile or other form of electronic is confirmed with a printed paper copy thereof by mail or overnight courier service; and provided, further, that any delivery of computer readable format hereunder shall be accompanied or confirmed by the delivery of a printed paper copy thereof. Notices to the Securityholders shall be effective upon mailing or personal delivery. Each party may, by notice, designate any further or different address to which subsequent notices, certificates or other communications to such party shall be sent.

         Section 12.07    Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 89 shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

         Section 12.08    No Partnership.

         Nothing herein contained shall be deemed or construed to create any partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor.

         Section 12.09    Counterparts.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

         Section 12.10    Successors and Assigns.

         This Agreement shall inure to the benefit of and be binding upon the Servicer, the Transferor, the Seller, the Issuer and the Securityholders and their respective successors and permitted assigns.

         Section 12.11    Headings.

         The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

         Section 12.12    Actions of Securityholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Seller, the Servicer or the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Seller, the Servicer and the Issuer if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Securityholder of any such instrument or writing may be proved in any reasonable manner which the Seller, the Servicer or the Issuer deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Securityholder shall bind every holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Seller, the Servicer, the Issuer or the Securities Insurer in reliance thereon, whether or not notation of such action is made upon such Security.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 90

         (d) The Seller, the Servicer or the Issuer may require additional proof of any matter referred to in this Section 12.12 as it shall deem necessary.

         Section 12.13    Reports to Rating Agencies.

         (a) The Servicer shall provide to each Rating Agency copies of statements, reports and notices, to the extent received or prepared by the Servicer hereunder, as follows:

                 (i)      copies of amendments to this Agreement;

                 (ii)     notice of any substitution or repurchase of any Home
         Loans;

                 (iii) notice of any termination, replacement, succession, merger or consolidation of either the Servicer, any Custodian or the Issuer;

                 (iv) notice of final payment on the Notes and the Certificates;

                 (v)      notice of any Event of Default;

                 (vi) copies of the annual independent auditor's report delivered pursuant to Section 7.05, and copies of any compliance reports delivered by the Servicer hereunder including Section 7.04; and

                 (vii) copies of any Servicer's Monthly Statement pursuant to Section 6.02(b); and

         (b) With respect to the requirement of the Servicer to provide statements, reports and notices to the Rating Agencies such statements, reports and notices shall be delivered to the Rating Agencies at the following addresses: (i) if to Standard & Poor's, 26 Broadway, 15th Floor, New York, New York 10004-1064, Attention: Asset- Backed Monitoring Department, and (ii) if to Moody's, 99 Church Street, Corporate Department - 4th Floor, New York, New York 10007, Attention: Residential Mortgage Monitoring Department.

         Section 12.14 Grant of Securityholder Rights to Securities Insurer. In consideration for the guarantee of the Securities by the Securities Insurer pursuant to the Guaranty Policy, the Securityholders hereby grant to the Securities Insurer the right to act as the holder of 100% of the outstanding Insured Securities for the purpose of exercising the rights of the holders of the Insured Securities under this Agreement without the consent of any Securityholders, including the voting rights of such holders, but excluding those rights requiring the consent of all such holders under Section 12.02(b), and any rights of such holders to distributions under Section 8.2 of the Indenture with respect to the Notes and Section 5.06 hereof with respect to the Certificates; provided that the preceding grant of rights to the Securities Insurer by the Securityholders shall be subject to Section 12.16. The rights of the Securities Insurer to direct certain actions and consent to certain actions of the Majority Securityholders hereunder will terminate at such time as the Class Principal Balances of all Classes of Notes and the Certificate Principal Balance of the Certificates have been reduced to zero and the Securities Insurer has been reimbursed for all Guaranteed Payments and any






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 91 other amounts owed under the Guaranty Policy and Insurance Agreement and the Securities Insurer has no further obligation under the Guaranty Policy.

         Section 12.15 Third Party Beneficiary. The parties hereto acknowledge that the Securities Insurer is an express third party beneficiary hereof entitled to enforce any rights reserved to it hereunder as if it were actually a party hereto.

         Section 12.16    Suspension and Termination of Securities Insurer's
Rights.

         (a) During the continuation of a Securities Insurer Default, rights granted or reserved to the Securities Insurer hereunder shall vest instead in the Majority Certificateholders; provided that the Securities Insurer shall be entitled to any distributions in reimbursement of the Securities Insurer Reimbursement Amount, and the Securities Insurer shall retain those rights under Section 11.01 to consent to the termination of this Agreement and Section 12.02 to consent to any amendment of this Agreement.

         (b) At such time as either (i) the Class Principal Balances of each Class of Notes and the Certificate Principal Balance of the Certificates have been reduced to zero or (ii) the Guaranty Policy has been terminated, and in either case of (i) or (ii) the Securities Insurer has been reimbursed for all Guaranteed Payments and any other amounts owed under the Guaranty Policy and the Insurance Agreement (and the Securities Insurer no longer has any obligation under the Guaranty Policy, except for breach thereof by the Securities Insurer), then the rights and benefits granted or reserved to the Securities Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Securityholders (including in certain instances the Majority Securityholders) shall be entitled to the exercise of such rights and to receive such benefits of the Securities Insurer following such termination to the extent that such rights and benefits are applicable to the Securityholders (including the Majority Securityholders).

         Section 12.17    Holders of the Residual Interest.

         (a) Any sums to be distributed or otherwise paid hereunder or under the Trust Agreement to the holders of the Residual Interest shall be paid to such holders pro rata based on their percentage holdings in the Residual Interest.

         (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Residual Interest, such consent or approval shall be capable of being given by the holder or holders of not less than 51% of the Residual Interest in aggregate.






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 92

         IN WITNESS WHEREOF, the Servicer, the Transferor, the Issuer and the Seller have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this SALE AND SERVICING AGREEMENT .

                                FIRSTPLUS HOME LOAN OWNER TRUST 1997-1,
                                By: Wilmington Trust Company, as Owner Trustee



                                By:
                                   ------------------------------------------
                                Name:
                                Title:


                                FIRSTPLUS INVESTMENT CORPORATION, as Seller



                                By:
                                   ------------------------------------------
                                Name: Christopher J. Gramlich
                                Title: Senior Vice President


                                FIRSTPLUS FINANCIAL, INC., as Transferor and
                                Servicer


                                By:
                                   ------------------------------------------
                                Name: Christopher J. Gramlich
                                Title: Senior Vice President


                                FIRST BANK NATIONAL ASSOCIATION, as Indenture Trustee and Co-Owner
                                Trustee


                                By:
                                   ------------------------------------------
                                Name: Sheri Christopherson
                                Title: Vice President







SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 93

THE STATE OF NEW YORK     )
                          )
COUNTY OF NEW YORK        )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared James P. Lawler, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said WILMINGTON TRUST COMPANY, NOT IN ITS INDIVIDUAL CAPACITY BUT IN ITS CAPACITY AS OWNER TRUSTEE OF FIRSTPLUS HOME LOAN OWNER TRUST 1997-1, as Issuer, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of February, 1997.


                                        ________________________________________
                                        Notary Public, State of New York



THE STATE OF NEW YORK     )
                          )
COUNTY OF NEW YORK        )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Christopher J. Gramlich, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS INVESTMENT CORPORATION, as the Seller, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of February, 1997.


                                        ________________________________________
                                        Notary Public, State of New York






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 94

THE STATE OF NEW YORK     )
                          )
COUNTY OF NEW YORK        )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Christopher J. Gramlich, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, as the Transferor and Servicer, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of February, 1997.


                                        ________________________________________
                                        Notary Public, State of New York



THE STATE OF NEW YORK     )
                          )
COUNTY OF NEW YORK        )

         BEFORE ME, the undersigned authority, a Notary Public, on this day personally appeared Sheri Christopherson, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRST BANK NATIONAL ASSOCIATION, a national banking association, as the Indenture Trustee, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of February, 1997.


                                        ________________________________________
                                        Notary Public, State of New York






SALE AND SERVICING AGREEMENT (Series 1997-1) - Page 95

                                   EXHIBIT A

                               Home Loan Schedule



                      [Available on request from Trustee]

                                   EXHIBIT B

                     Form of Subsequent Transfer Agreement

                                   EXHIBIT C

                     Form of Opinion on Subsequent Transfer